Catalyst Value Fund

Class A: CTVAX  Class C: CTVCX  Class I: CTVIX

Catalyst Strategic Insider Fund,

formerly, the Catalyst Strategic Value Fund

Class A: STVAX  Class C: STVCX

Catalyst Large Cap Value Fund

Class A: LVXAX  Class C: LVXCX

Catalyst Insider Long/Short Fund

Class A: CIAAX Class C: CIACX

Catalyst Event Arbitrage Fund

Class A: CEAAX Class C: CEACX

Catalyst/SMH High Income Fund

Class A: HIIFX  Class C: HIICX

Catalyst/SMH Total Return Income Fund

Class A: TRIFX  Class C: TRICX

Catalyst/Groesbeck Growth of Income Fund

Class A: CGGAX  Class C: CGGCX  Class I: CGGIX

Catalyst/MAP Global Total Return Income Fund

Class A: TRXAX  Class C: TRXCX

Catalyst/MAP Global Capital Appreciation Fund

Class A: CAXAX  Class C: CAXCX

Catalyst/Lyons Tactical Allocation Fund

Class A: CLTAX Class C: CLTCX

Catalyst/CP Core Equity Fund

Class A: CPEAX Class C: CPECX

PROSPECTUS

NOVEMBER 1, 2012,

as revised November 8, 2012 and November 19, 2012

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

1-866-447-4228

www.catalystmutualfunds.com

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: CATALYST VALUE FUND

1

FUND SUMMARY: CATALYST STRATEGIC INSIDER FUND

5

FUND SUMMARY: CATALYST LARGE CAP VALUE FUND

10

FUND SUMMARY: CATALYST INSIDER LONG/SHORT FUND

13

FUND SUMMARY: CATALYST EVENT ARBITRAGE FUND

17

FUND SUMMARY: CATALYST/SMH HIGH INCOME FUND

22

FUND SUMMARY: CATALYST/SMH TOTAL RETURN INCOME FUND

28

FUND SUMMARY: CATALYST/GROESBECK GROWTH OF INCOME FUND

34

FUND SUMMARY: CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND

39

FUND SUMMARY: CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND

44

FUND SUMMARY: CATALYST/LYONS TACTICAL ALLOCATION FUND

48

FUND SUMMARY: CATALYST/CP CORE EQUITY FUND

52

ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL INVESTMENT

STRATEGIES AND RELATED RISKS

56

HOW TO BUY SHARES

73

HOW TO REDEEM SHARES

80

DISTRIBUTION PLANS

81

VALUING THE FUNDS' ASSETS

82

DIVIDENDS, DISTRIBUTIONS AND TAXES

82

MANAGEMENT OF THE FUNDS

83

FINANCIAL HIGHLIGHTS

94

PRIVACY NOTICE

110

1

FUND SUMMARY: CATALYST VALUE FUND

1Investment Objective: The Fund's goal is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 73 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.80%	2.55%	1.55%
Fee Waiver and/or Expense Reimbursement [1]	(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%	2.30%	1.30%

1 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$724	$233	$132
3	$1,086	$770	$465
5	$1,472	$1,333	$821
10	$2,550	$2,867	$1,824

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2012 was 61%.

2Principal investment Strategies:

The Fund invests primarily in common stocks of domestic issuers. The Fund may invest in companies of any market capitalization but has a concentration in smaller capitalization stocks.  The Fund seeks to invest in companies with the potential to earn high returns on invested capital while still generating a strong earnings yield.

Assets of the Fund are invested using a quantitative methodology followed by qualitative research. The quantitative analysis ranks stocks based on a combination of the company's return on invested capital and earnings yield. Return on invested capital is the company's earnings as a percentage of the company's total assets.  Earnings yield is the company's earnings per share as a percentage of the stock price. This methodology generally results in a selection of profitable companies with relatively low P/E ratios.

The highest scoring common stocks from the quantitative analysis are then researched to identify which companies the portfolio manager believes have the best opportunity to maintain their financial performance and increase in value.

Stocks are subsequently removed from the portfolio when we believe it is unlikely that the company can continue to generate a similar return on invested capital in the future or if the stock reaches our estimate of fair market value.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

3Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Smaller Capitalization Stock Risk.  To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

4Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Value Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance.  How the Value Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 24.69% (quarter ended September 30, 2009), and the lowest return for a quarter was (26.40%) (quarter ended September 30, 2011). The Fund’s Class A year-to-date return for the period ended September 30, 2012 was 8.84%.

Average Annual Total Returns

(for the periods ended, December 31, 2011)

Class A	1 Year	5 Year	Since inception (7/31/2006)
Return Before Taxes	-31.53%	-1.16%	1.93%
Return After Taxes on Distributions	-32.17%	-1.72%	1.39%
Return After Taxes on Distributions and Sale of Fund Shares	-20.44%	-1.28%	1.35%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	1.89%
Russell 2000 Total Return Value Index (reflects no deduction for fees, expenses or taxes)	4.18%	0.15%	2.43%

Class C	1 Year	5 Year	Since inception (7/31/2006)
Return Before Taxes	-28.53%	-0.59%	2.39%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	1.89%
Russell 2000 Total Return Value Index (reflects no deduction for fees, expenses or taxes)	4.18%	0.15%	2.43%

Class I	1 Year		Since inception (3/27/2009)
Return Before Taxes	-27.14%		16.67%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C and Class I shares will vary.

The Russell 2000 Total Return Value Index is included because the Fund’s portfolio generally includes a significant number of smaller capitalization companies.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: David Miller, Senior Portfolio Manager of the Advisor, serves as the Fund's Portfolio Manager.  Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2006.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

2

3

FUND SUMMARY: CATALYST STRATEGIC INSIDER FUND

1Investment Objective: The Fund's goal is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 73 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	1.81%	2.07%
Interest and Dividend Expense	0.28%	0.33%
Acquired Fund Fees and Expenses1,	0.02%	0.02%
Total Annual Fund Operating Expenses	3.61%	4.67%
Fee Waiver and/or Expense Reimbursement [2]	(1.76%)	(2.02)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.85%	2.65%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$752	$268
3	$1,464	$1,227
5	$2,195	$2,193
10	$4,115	$4,634

2Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2012 was 196%.

3Principal Investment Strategies:

The Fund invests primarily in common stocks of domestic issuers. The Fund may invest in companies of any market capitalization but has a concentration in medium capitalization stocks. The Fund seeks to invest in companies with the potential to earn high returns on invested capital while still generating a strong earnings yield and have exhibited recent insider buying by corporate executives or directors. The Fund will also write covered call options on the long equity positions or equity indexes.

Assets of the Fund are invested using a quantitative methodology followed by qualitative research. The quantitative analysis ranks stocks based on a combination of the company's return on invested capital and earnings yield. Return on invested capital is the company's earnings as a percentage of the company's total assets.  Earnings yield is the company's earnings per share as a percentage of the stock price. This methodology generally results in a selection of profitable companies with relatively low P/E ratios.

The highest scoring stocks from the quantitative analysis are then researched to identify which companies the portfolio manager believes have the best opportunity to maintain their financial performance and increase in value. The research includes an analysis of corporate insider trading activity. These stocks are purchased by the Fund as long positions.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider buying and selling activity for its investment decisions. The Advisor’s research and quantitative back testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders know more about the prospects of the company they run than anybody else.

The Fund may also sell short securities that are lower ranked from the quantitative process that the Advisor believes are unattractive and likely to underperform or have exhibited recent insider selling by corporate executives or directors. This means that the Fund may sell a security that it does not own when the Advisor believes that the value of the security will decline or underperform the long selections.

The Fund generally will hold long positions up to approximately 100% of the Fund's net assets, and short positions up to approximately 20% of the Fund's net assets. The long and short positions held by the Fund may vary over time as market conditions change.

Stocks are subsequently removed from the portfolio when the Advisor believes it is unlikely that the company can continue to generate a similar return on invested capital in the future, if corporate insiders start selling the stock or if the stock reaches the Advisor’s estimate of fair market value. Stocks sold short are repurchased when the Advisor believes the stock may no longer underperform.

To secure the Fund's obligation to cover its short positions, the Fund must pledge collateral as security to the broker. This pledged collateral is segregated and maintained with the Fund's custodian. The Fund will invest primarily in common stocks of domestic issuers. The Fund currently considers companies of any market capitalization but has a concentration in medium capitalization stocks.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

4Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Smaller Capitalization Stock Risk.  To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Strategic Insider Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance.  How the Strategic Insider Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

5

Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 7.26% (quarter ended March 31, 2011), and the lowest return for a quarter was (9.92%) (quarter ended September 30, 2011). The Fund’s Class A year-to-date return for the period ended September 30, 2012 was 10.37%.

Average Annual Total Returns

(for the periods ended, December 31, 2011)

Class A	1 Year	Since inception (10/28/2010)
Return Before Taxes	-4.26%	2.64%
Return After Taxes on Distributions	-7.24%	-0.12%
Return After Taxes on Distributions and Sale of Fund Shares	-2.71%	0.69%
S & P Midcap 400 Index (reflects no deduction for fees, expenses or taxes)	-1.73%	6.86%

Class C	1 Year	Since inception (10/28/2010)
Return Before Taxes	0.54%	7.64%
S & P Midcap 400 Index (reflects no deduction for fees, expenses or taxes)	-1.73%	6.86%

6

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares will vary.

7Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: David Miller, Senior Portfolio Manager of the Advisor, and Jerry Szilagyi, CEO of the Advisor, serve as the Fund's Portfolio Managers. They have served the Fund in this capacity since the Fund commenced operations in 2010.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

4

5

FUND SUMMARY: CATALYST LARGE CAP VALUE FUND

1Investment Objective: The Fund's goal is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 73 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	14.88%	14.88%
Total Annual Fund Operating Expenses	16.13%	16.88%
Fee Waiver and/or Expense Reimbursement [1]	(14.58%)	(14.58%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%	2.30%

1The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$724	$233
3	$3,529	$3,301
5	$5,744	$5,683
10	$9,454	$9,561

2Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.   The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2012 was 73%.

3Principal Investment Strategies:

The Fund invests primarily in common stocks of domestic issuers. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in large cap stocks defined as stocks of companies with at least $10 billion in market capitalization. The Fund seeks to invest in companies with the potential to earn high returns on invested capital while still generating a strong earnings yield.  The Fund may also write covered calls on the long equity positions.

Assets of the Fund are invested using a quantitative methodology followed by qualitative research. The quantitative analysis ranks stocks based on a combination of the company's return on invested capital and earnings yield. Return on invested capital is the company's earnings as a percentage of the company's total assets.  Earnings yield is the company's earnings per share as a percentage of the stock price. This methodology generally results in a selection of profitable companies with relatively low P/E ratios.

The highest scoring common stocks from the quantitative analysis are then researched to identify which companies the portfolio manager believes have the best opportunity to maintain their financial performance and increase in value.

Stocks are subsequently removed from the portfolio when we believe it is unlikely that the company can continue to generate a similar return on invested capital in the future or if the stock reaches our estimate of fair market value.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

4Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Limited History of Operations. The Fund is a new or relatively new mutual fund and has a limited history of operations

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

5Performance: Because the Fund is new and does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.   Updated performance information will be available at no cost by calling 1-866-447-4228.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: David Miller, Senior Portfolio Manager of the Advisor, serves as the Fund's Portfolio Manager.  Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2011.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

6

FUND SUMMARY: CATALYST INSIDER LONG/SHORT FUND

1Investment Objective: The Fund's goal is to achieve long-term capital appreciation with low volatility and low correlation to the equity market.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 73 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.40%	0.40%
Interest and Dividend Expense[1]	1.00%	1.00%
Total Annual Fund Operating Expenses	2.90%	3.65%
Fee Waiver and/or Expense Reimbursement [2]	(0.40%)	(0.40%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.50%	3.25%

1 Estimated for the current fiscal year.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$814	$328
3	$1,386	$1,081

2Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  The portfolio turnover rate of the Fund for the period April 30, 2012 (commencement of operations) through to the fiscal year ended June 30, 2012 was 0%.

3Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in common stocks and options of U.S. companies.  The Fund will take long positions in stocks that are experiencing significant insider buying and take counteracting short positions, primarily through selling stocks short and buying put options, in those companies that are experiencing significant insider selling. The Fund may invest in companies of any market capitalization, including smaller-sized companies.

The Advisor uses public information on insider buying and selling activity for its investment decisions. The Advisor’s research and quantitative back testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long term capital appreciation with low volatility and low correlation to the general equity markets.

The Fund’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for long and short positions. Long positions are sold and short positions are covered (bought back) when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

4Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Limited History of Operations. The Fund is a new or relatively new mutual fund and has a limited history of operations.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the buyer of a put option, the Fund assumes the risk of a rise in the market price of the underlying security above the exercise price of the option which will cause a loss of the premium paid for the option.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Smaller Capitalization Stock Risk.  To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

5Performance:

Because the Fund is new and does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-866-447-4228.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: David Miller, Senior Portfolio Manager of the Advisor, serves as the Fund's Portfolio Manager.  Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2012.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

7

8

FUND SUMMARY: CATALYST EVENT ARBITRAGE FUND

1Investment Objective: The Fund's goal is to achieve long-term capital appreciation with low volatility and low correlation to the equity market.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 73 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.40%	0.40%
Total Annual Fund Operating Expenses	1.90%	2.65%
Fee Waiver and/or Expense Reimbursement [2]	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.75%	2.50%

1 Estimated for the current fiscal year.

2The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$743	$253
3	$1,124	$809

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

2Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in securities of companies that are the focus of corporate events such as mergers, acquisitions, restructurings, spin-offs recapitalizations and other special situation investments. The Fund’s investments will primarily consist of long and short common stock and preferred stock equity positions, as well as call and put options on equity securities. The Fund may invest in securities of companies of any market capitalization.

Event arbitrage involves the purchase of securities of companies which are the subject of cash tender offers, cash mergers, stock mergers, acquisition attempts, exchange offers or other forms of corporate reorganizations or restructurings, such as liquidations, proxy contests, spin-offs or bankruptcy reorganizations.  Event arbitrage is designed to profit from the successful completion of such transactions, as profits or losses depend on realizing the price differential between the market price of the securities purchased and the value ultimately realized from their disposition, plus any dividends and interest received, and less transaction costs such as brokers' commissions and interest expense.

Following the public announcement of a proposed corporate event, the portfolio manager determines whether or not the Fund should take a portfolio position with respect to the transaction.  If the portfolio manager determines that it is probable that the transaction will be consummated at the proposed or a higher price and securities can be purchased at a sufficient discount to the expected value, then the Fund may purchase securities of the target company and sell short securities of the offeror.

Because the Fund's profit from a long arbitrage investment is largely related to the consummation of a transaction, the Fund will not acquire the securities of a company involved in an announced transaction that the portfolio manager believes will not be consummated.  In such cases, the Fund may sell short the target company’s securities in the expectation that if the transaction is not completed, the price of the target company’s securities will decline.

The Fund may invest in securities of companies which are not currently involved in an extraordinary corporate event, but about which publications or other sources of public information suggest a possibility of such future activity.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

3Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Limited History of Operations. The Fund is a new or relatively new mutual fund and has a limited history of operations.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the buyer of a put option, the Fund assumes the risk of a rise in the market price of the underlying security above the exercise price of the option which will cause a loss of the premium paid for the option.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Smaller Capitalization Stock Risk.  To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

4Performance:

As a newly registered mutual fund, the Fund does not have prior performance as a mutual fund. The prior performance shown below is for the Fund’s predecessor limited partnership (Charter Partners, LP).  The prior performance is net of management fees and other expenses, but does not include the effect of the performance fee.  The Fund has been managed in the same style and by the same portfolio manager since the predecessor limited partnership’s inception in June, 1997.  The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited partnership’s investment goals, policies, guidelines and restrictions.  The following information shows the predecessor limited partnership’s annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a limited partnership.  From its inception in June, 1997 through the date of this prospectus, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Fund’s performance.  In addition, the predecessor limited partnership was not subject to sales loads that, if charged, would have adversely affected performance. The information below provides some indications of the risks of investing in the Fund. The bar chart shows you how the performance for the predecessor limited partnership varied from year to year. The predecessor limited partnership’s past performance is not necessarily an indication of how the Catalyst Event Arbitrage Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 6.40% (quarter ended December 31, 2004), and the lowest return for a quarter was (8.14%) (quarter ended September 30, 2008).

The following table shows the average annual returns for the Fund’s predecessor limited partnership over various periods ended December 31, 2011.  The Fund’s predecessor limited partnership did not have a distribution policy.  It was an unregistered limited partnership, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the predecessor liability partnership.  The index information is intended to permit you to compare the predecessor limited partnership’s performance to a broad measure of market performance.

Average Annual Total Returns

(For periods ended December 31, 2011)

	1 Year	5 Years	10 Years	Since Inception (June 30, 1997)
Catalyst Event Arbitrage Fund (Formerly known as Charter Partners, LP)	- 2.37%	2.01%	3.82%	7.03%
S&P 500 Index	2.11%	-0.25%	2.92%	4.24%

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Managers: Paul Rosenberg serves as the Fund's Portfolio Manager.  Mr. Rosenberg has served the Fund in this capacity since the Fund commenced operations in 2012.

Purchase and Sale of Fund Shares: The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

5

6FUND SUMMARY: CATALYST/SMH HIGH INCOME FUND

7Investment Objective: The Fund seeks to provide a high level of current income with capital appreciation as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in section entitled How to Buy Shares on page 73 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	1.46%	2.21%
Fee Waiver and/or Expense Reimbursement[1]	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.45%	2.20%

1 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C
1	$616	$223
3	$914	$690
5	$1,234	$1,184
10	$2,138	$2,543

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2012 was 33%.

8Principal Investment Strategies:

The Fund invests in a non-diversified group of low-quality, high yield corporate bonds, convertible securities and asset-backed securities.  The Fund may invest without limitation in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds).  The Fund may also invest in corporate issues that have defaulted.  Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume.  While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.  The Fund seeks capital appreciation from selling securities above the purchase price.  Bonds may appreciate in value through an improvement in credit quality among other reasons.

To select the securities in which to invest, SMH Capital Advisors, Inc., the Fund’s sub-advisor (“Sub-Advisor”), conducts fundamental credit research on each issuer.  Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and will choose its investments from, the following types of securities:

• Corporate debt. Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

•

Preferred stocks. Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer’s income and assets relative to common stock but a lower claim on assets than corporate bondholders.

• Convertible securities. Bonds or preferred stocks which are convertible into, or exchangeable for, common stocks.

•

Asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the underlying loans transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund does not intend to invest in sub-prime mortgage backed securities.

•

Collateralized Mortgage Obligations (CMOs). CMOs are a specific type of asset backed securities that are collateralized by mortgages or mortgage pass-through securities. When CMOs are created, the rights to receive principal and interest payments on the underlying mortgages are divided up to create short, intermediate and long-term CMO bonds. These rights are delegated and divided among the various maturity structures of the CMOs based on assumptions made by the creators concerning the timing of cash flows on the underlying mortgages, including expected prepayment rates. The Fund does not intend to invest in sub-prime mortgage backed securities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

The Fund and Catalyst Capital Advisors LLC, the Fund’s investment advisor, intends to request that the Securities and Exchange Commission grant an order that allows the advisor to hire a sub-advisor or sub-advisors without shareholder approval (the “Order”).  If the Order is granted, the Adviser will have ultimate responsibility (subject to oversight by the Board of Trustees of the Trust) to oversee the Subadvisers and recommend their hiring, termination and replacement.  Until that Order is granted, shareholder approval is required if the advisor hires a sub-advisor or sub-advisors.  However, there is no guarantee that such an Order will be issued.

1Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Asset-Backed Security Risk.  When the Fund invests in asset-backed securities, including mortgage backed securities and CMOs, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Junk Bond Risk.  Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Lower Quality Debt. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock or bond market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Prepayment Risk.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities and the Fund may have to reinvest at a lower interest rate.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.  There can be no guarantee the securities held by the Fund will appreciate in value.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

2Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the High Income Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 27.23% (quarter ended June 30, 2009), and the lowest return for a quarter was (7.72)% (quarter ended September 30, 2011). The Fund’s Class A year-to-date return for the period ended September 30, 2012 was 6.88%.

Average Annual Total Returns

(for the periods ended

3December 31, 2011)

Class A	1 Year	Since inception (5/21/2008)
Return Before Taxes	-4.65%	4.75%
Return After Taxes on Distributions	-8.04%	0.64%
Return After Taxes on Distributions and Sale of Fund Shares	-2.31%	1.71%
Merrill Lynch US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	4.50%	8.91%

Class C	1 Year	Since inception (5/21/2008)
Return Before Taxes	-1.61%	5.40%
Merrill Lynch US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	4.50%	8.91%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: SMH Capital Advisors, Inc. serves as the Fund’s Sub-Advisor.

Portfolio Managers: Dwayne Moyers, President, Chief Investment Officer and Senior Portfolio Manager of the Sub-Advisor, Morgan Neff, Vice President and Senior Portfolio Manager of the Sub-Advisor, and Daniel Rudnitsky, Portfolio Manager and Vice President of Product Development of the Sub-Advisor, serve as the Fund’s Portfolio Managers.   Mr. Moyers has served the Fund in this capacity since the Fund commenced operations in 2008. Mr. Neff has served the Fund in this capacity since October 2011. Mr. Rudnitsky has served the Fund in this capacity since October 2012.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

2

3

FUND SUMMARY: CATALYST/SMH TOTAL RETURN INCOME FUND

Investment Objective: The TRI Fund seeks to provide total return, which consists of current income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 73 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.30%	0.30%
Acquired Fund Fees and Expenses[1]	1.11%	1.11%
Total Annual Fund Operating Expenses	2.66%	3.41%
Fee Waiver and/or Expense Reimbursement[2]	(0.00)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.66%	3.41%

1Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$829	$344
3	$1,354	$1,048
5	$1,904	$1,774
10	$3,396	$3,694

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2012 was 39%.

1Principal investment Strategies:

Normally, the TRI Fund invests primarily in a broad range of income-producing securities. These include equity securities, such as dividend-paying common stocks and REITs and debt securities, such as interest-paying bonds and convertible bonds. The Fund may also invest in preferred stock, master limited partnerships, bank notes and write covered calls on equities. The composition of the Fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions.

Generally, at least 30% of the Fund’s assets will be invested in equity securities. Subject to the provisions of the Investment Company Act of 1940 (the “1940 Act”) and any applicable exemptive orders, the Fund may invest in other investment companies (“acquired funds”), including Business Development Companies (“BDCs”) and other closed-end funds, and exchange-traded funds (“ETFs”). The Fund may invest in companies of any market capitalization but generally focuses on stocks with capitalization between $1 billion and $10 billion.

The Fund may invest up to 20% of its assets in equity securities of issuers domiciled outside the United States, including without limitation sponsored American Depositary Receipts (“ADRs”). The Fund may also invest up to 20% of its assets in debt securities of non-U.S. issuers.

In addition, the Fund may invest without limitation in lower quality, higher yielding debt securities (rated Ba or lower by Moody’s Investors Service or BB or lower by Standard & Poor’s Corporation or unrated but determined by the Sub-Advisor to be of equivalent quality) also known as “junk bonds”. While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.

The Fund’s sub-advisor, SMH Capital Advisors, Inc. (“SMHCA” or the “Sub-Advisor”) seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments with yields above the market average and generally focuses on value-oriented securities – those with low price to sales, price to book and price to earnings ratios relative to their growth rates. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

The Fund and Catalyst Capital Advisors LLC, the Fund’s investment advisor, intends to request that the Securities and Exchange Commission grant an order that allows the advisor to hire a sub-advisor or sub-advisors without shareholder approval (the “Order”).  If the Order is granted, the Adviser will have ultimate responsibility (subject to oversight by the Board of Trustees of the Trust) to oversee the Subadvisers and recommend their hiring, termination and replacement.  Until that Order is granted, shareholder approval is required if the advisor hires a sub-advisor or sub-advisors.  However, there is no guarantee that such an Order will be issued.

2Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Foreign Securities Risk.  Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies.  In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Junk Bond Risk.  Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Lower Quality Debt. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock or bond market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.  As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.

Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.  REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.  There can be no guarantee the securities held by the Fund will appreciate in value.

Smaller Capitalization Stock Risk.  To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

3Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Total Return Income Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance.  The average annual total returns are also compared over time to the Merrill Lynch US Cash Pay High Yield Return Index because the Fund’s portfolio generally includes a significant number of high yield bonds.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 29.75% (quarter ended June 30, 2009), and the lowest return for a quarter was (15.03%) (quarter ended September 30, 2011). The Fund’s Class A year-to-date return for the period ended September 30, 2012 was 6.75%.

Average Annual Total Returns

(for the periods ended December 31, 2011)

Class A	1 Year	Since inception (5/21/2008)
Return Before Taxes	-15.21%	-2.89%
Return After Taxes on Distributions	-18.00%	-5.92%
Return After Taxes on Distributions and Sale of Fund Shares	-9.83%	-4.19%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.55%
Merrill Lynch US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	4.50%	8.91%

Class C	1 Year	Since inception (5/21/2008)
Return Before Taxes	-11.50%	-2.01%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.55%
Merrill Lynch US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	4.50%	8.91%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (“the Advisor”).

Sub-Advisor: SMH Capital Advisors, Inc. serves as the Fund’s Sub-Advisor.

Portfolio Managers: Dwayne Moyers, President, Chief Investment Officer and Senior Portfolio Manager of the Sub-Advisor, Morgan Neff, Vice President and Senior Portfolio Manager of the Sub-Advisor, and Daniel Rudnitsky, Portfolio Manager and Vice President of Product Development of the Sub-Advisor, serve as the Fund’s Portfolio Managers.   Mr. Moyers has served the Fund in this capacity since the Fund commenced operations in 2008. Mr. Neff has served the Fund in this capacity since October 2011. Mr. Rudnitsky has served the Fund in this capacity since October 2012.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

4

5

FUND SUMMARY: CATALYST/GROESBECK GROWTH OF INCOME FUND

Investment Objective: The Fund seeks to provide current income that increases over time, and as a secondary objective, capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in section entitled How to Buy Shares on page 73 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.73%	0.73%	0.73%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.99%	2.74%	1.74%
Fee Waiver and/or Expense Reimbursement[2]	(0.43)%	(0.43)%	(0.43)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.56%	2.31%	1.31%

1  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	GROWTH OF INCOME FUND
	Class A	Class C	Class I
1	$725	$234	$133
3	$1,124	$810	$506
5	$1,549	$1,411	$904
10	$2,726	$3,039	$2,016

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2012 was 26%.

Principal Investment Strategies:

The Growth of Income Fund invests primarily in dividend-paying common stock of medium and large capitalization companies.  The Fund’s sub-advisor, Groesbeck Investment Management Corp. ("GIM" or the "Sub-Advisor") defines large capitalization companies as those with a market capitalization of $5 billion or more. The Fund’s investments will generally be in common stocks that offer dividend yields above the market average and often show promise for future dividend increases.

The securities selected for the portfolio will generally have a higher level of earnings, revenue, and dividend growth rates than the market average.  The Sub-Advisor also attempts to select securities of companies that have strong balance sheets with a high return on equity and a low dividend payout ratio (the amount of dividends paid as a percentage of profits). The Sub-Advisor believes that these are characteristics that generally lead to securities with more sustainable dividends. A company that pays out a smaller portion of its profits as dividends has a better ability to continue to pay or raise its dividends than a company that already pays out a higher percentage of its profits.

The Sub-Advisor, seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities. Characteristics that may lead to the sale of a security include slowing sales and earnings growth and slowing dividend growth or reduced dividends.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

1Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.  There can be no guarantee the securities held by the Fund will appreciate in value.

2Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Growth of Income Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 11.58% (quarter ended December 31, 2011), and the lowest return for a quarter was (11.06%) (quarter ended September 30, 2011). The Fund’s Class A year-to-date return for the period ended September 30, 2012 was 9.07%.

Average Annual Total Returns

(for the periods ended

3December 31, 2011)

Class A	1 Year	Since inception (12/30/2009)
Return Before Taxes	2.93%	4.98%
Return After Taxes on Distributions	2.30%	4.45%
Return After Taxes on Distributions and Sale of Fund Shares	1.95%	3.94%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	2.11%	7.84%

Class C	1 Year	Since inception (12/30/2009)
Return Before Taxes	8.54%	7.19%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	2.11%	7.84%

Class I	1 Year	Since inception (11/24/10)
Return Before Taxes	9.62%	11.93%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	2.11%	6.68%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for Class C shares and Class I shares will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Groesbeck Investment Management Corp. serves as the Fund’s Sub-Advisor.

Portfolio Managers: Robert Groesbeck, President and Chief Investment Officer of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio. Robert P. Dainesi, Executive Vice President and Director of Research of the Sub-Advisor, also serves as portfolio manager for the Fund. They have served the Fund in these capacities since the Fund commenced operations in 2009.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND

Investment Objective: The Fund seeks to provide total return, which consists of current income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 73 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	1.56%	1.56%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	2.82%	3.57%
Fee Waiver and/or Expense Reimbursement [2]	(1.26)%	(1.26)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.56%	2.31%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$725	$234
3	$1,286	$978
5	$1,873	$1,743
10	$3,455	$3,754

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  The portfolio turnover rate of the Fund for the period July 29, 2011 (commencement of operations) through to the fiscal year ended June 30, 2012 was 39%.

4

5Principal investment Strategies:

Normally, the Global TRI Fund invests primarily in a broad range of domestic and international fixed income and equity securities. These include debt securities, such as interest-paying bonds and convertible bonds and equity securities, such as dividend-paying common stocks. The Fund may also invest in preferred stocks and write covered calls on equities. The composition of the Fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions, but under normal circumstances includes at least three foreign countries.

The Fund may invest in the securities of companies of any market capitalization or credit quality. The Fund may invest its assets in equity securities of issuers domiciled outside the United States, including without limitation sponsored American Depositary Receipts (“ADRs”). The Fund may also invest its assets in debt securities of non-U.S. issuers. The allocation of the Fund’s investments between domestic and foreign issuers will vary according to market conditions. However, under normal conditions, a majority of the Fund’s investments will be in securities of issuers domiciled outside of the United States.

In addition, the Fund may invest without limitation in lower quality, higher yielding debt securities (rated Ba or lower by Moody’s Investors Service or BB or lower by Standard & Poor’s Corporation or unrated but determined by the Sub-Advisor to be of equivalent quality) also known as “junk bonds”. While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.

The Fund’s sub-advisor, Managed Asset Portfolios, LLC, (“MAP” or the “Sub-Advisor”) seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where there is a catalyst to unlock the intrinsic value of the company. Securities are subsequently removed from the portfolio when the stock exceeds their estimate of fair market value or when there is a change or deterioration at the company that cause the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

6Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Foreign Securities Risk.  Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies.  In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Junk Bond Risk.  Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Lower Quality Debt. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock or bond market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.  As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.  There can be no guarantee the securities held by the Fund will appreciate in value.

Smaller Capitalization Stock Risk.  To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

7Performance: Because the Fund is new and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-866-447-4228.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (“the Advisor”).

Sub-Advisor: Managed Asset Portfolios, LLC. serves as the Fund’s Sub-Advisor.

Portfolio Manager: Michael Dzialo, President and Portfolio Manager of the Sub-Advisor, Peter Swan, International Portfolio Manager of the Sub-Advisor, and Karen Culver, Portfolio Manager and Senior Research Analyst of the Sub-Advisor serve as the Fund’s Portfolio Managers.  Messrs. Dzialo and Swan have served the Fund in this capacity since the Fund commenced operations in 2011 and Ms. Culver has served the Fund in this capacity since 2012.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

6

7

FUND SUMMARY: CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND

1Investment Objective: The Fund's goal is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 73 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	2.29%	2.29%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%
Total Annual Fund Operating Expenses	3.56%	4.31%
Fee Waiver and/or Expense Reimbursement [2]	(1.99)%	(1.99)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.57%	2.32%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$726	$235
3	$1,430	$1,126
5	$2,154	$2,030
10	$4,059	$4,344

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the period July 29, 2011 (commencement of operations) through to the fiscal year ended June 30, 2012 was 25%.

2Principal Investment Strategies:

The Fund primarily invests in equity securities of U.S. and foreign issuers, including without limitation sponsored American Depositary Receipts (“ADRs”). The Fund may invest in companies of any market capitalization. The Fund may also write covered call options on its equity positions. The allocation of the Fund’s investments to U.S. and foreign issuers and among various levels of market capitalizations may vary substantially depending on various factors, including market conditions, but under normal circumstances includes at least three foreign countries. The allocation of the Fund’s investments between domestic and foreign issuers will vary according to market conditions. However, under normal conditions, a majority of the Fund’s investments will be in securities of issuers domiciled outside of the United States.

The Fund’s sub-advisor, Managed Asset Portfolios, LLC, (“MAP” or the “Sub-Advisor”) seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where there is a catalyst to unlock the intrinsic value of the company. Stocks are subsequently removed from the portfolio when the stock exceeds their estimate of fair market value or when there is a change or deterioration at the company that cause the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

3Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Foreign Securities Risk.  Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies.  In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Limited History of Operations. The Fund is a new or relatively new mutual fund and has a limited history of operations

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Smaller Capitalization Stock Risk.  To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

4

5Performance: Because the Fund is new and does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-866-447-4228.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (“the Advisor”).

Sub-Advisor: Managed Asset Portfolios, LLC. serves as the Fund’s Sub-Advisor.

Portfolio Manager: Michael Dzialo, President and Portfolio Manager of the Sub-Advisor, Peter Swan, International Portfolio Manager of the Sub-Advisor, and Karen Culver, Portfolio Manager and Senior Research Analyst of the Sub-Advisor, serve as the Fund’s Portfolio Managers.  Messrs. Dzialo and Swan have served the Fund in this capacity since the Fund commenced operations in 2011 and Ms. Culver has served the Fund in this capacity since 2012.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

8

9

FUND SUMMARY: CATALYST/LYONS TACTICAL ALLOCATION FUND

1Investment Objective: The Fund's goal is to achieve total return, which consists of long-term capital appreciation and current income, with low volatility and low correlation to the equity market.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 73 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.40%	0.40%
Acquired Fund Fees and Expenses[1,2]	0.05%	0.05%
Total Annual Fund Operating Expenses	1.95%	2.70%
Fee Waiver and/or Expense Reimbursement [3]	(0.40)%	(0.40)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%	2.30%

1 Estimated for the current fiscal year.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$724	$233
3	$1,116	$801

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

2Principal Investment Strategies:

The Fund seeks to achieve its investment objectives by tactically allocating and re-balancing its portfolio among domestic equity and fixed income securities. The Fund's sub-advisor uses a proprietary quantitative tactical allocation model to evaluate the relative attractiveness of equity and fixed income market sectors. This model uses a combination of price momentum, current price relative to long-term moving averages, relative strength of price trend and other price history-based inputs to generate buy and sell signals.  The model signals increasing equity allocation during sustained rallies and signals increasing fixed income allocation, when weaker equity markets are anticipated.

The allocation of the Fund's investments are expected to track the sub-advisor's tactical allocation model.  Asset allocation is evaluated and rebalanced on a monthly basis based on the sub-advisor’s tactical allocation model.  The tactical allocation strategy is designed to signal avoiding equity investments during periods in which equities are expected to significantly underperform fixed income investments. When the model's inputs reach certain thresholds, the model will signal a complete move either out of stocks and into bonds or out of bonds and into stocks, as appropriate.

The model's default state (i.e., when equities are not expected to significantly underperform fixed income investments) is to allocate assets to equities.  To select specific stocks, the sub-advisor uses a proprietary stock selection model that ranks stocks according to fundamental criteria that the sub-advisor believes are indicative of both company strength and relative value.  These criteria include market capitalization, sector, dividend yield, earnings, cash flow and return on capital.  Stocks are sold either when indicated by the stock selection model or when the risk model signals a move out of stocks and into bonds.

When the tactical allocation model signals a move from stocks to bonds, all equity allocations are sold and equal-weight allocations are made to bonds or to a group of exchange traded funds (ETFs) that invest in bonds.  These fixed income positions are sold when the risk model signals a move out of bonds and into stocks.

The Fund may invest in common stock of companies of any market capitalization, but has a concentration in medium and large capitalization companies.  Likewise, the Fund may invest in any domestic fixed income security, or ETFs investing in fixed income securities, but will be invested primarily in short-term and intermediate-term U.S. Treasury obligations. The Fund may also purchase put options on both equity index and fixed income ETFs in an effort to hedge against downside price risk.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

3Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

Acquired Fund Risk. Because the Fund may invest in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. When the Fund invests in acquired funds that invest in fixed-income securities, the value of your investment in the Fund will generally decline when interest rates rise.

Limited History of Operations. The Fund is a new or relatively new mutual fund and has a limited history of operations.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the buyer of a put option, the Fund assumes the risk of a rise in the market price of the underlying security above the exercise price of the option which will cause a loss of the premium paid for the option.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

4Performance: Because the Fund is new and does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.   Updated performance information will be available at no cost by calling 1-866-447-4228.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Lyons Wealth Management, LLC serves as the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Mr. Louis A. Stevens, Managing Director, Research & Portfolio Management of the Sub-Advisor serves as the Fund’s Portfolio Manager.  He has served the Fund in this capacity since the Fund commenced operations in 2012.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

10

11

FUND SUMMARY: CATALYST/CP CORE EQUITY FUND

1Investment Objective: The Fund's goal is to achieve long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 73 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.56%	0.56%
Total Annual Fund Operating Expenses	1.81%	2.56%
Fee Waiver and Reimbursement [1]	(0.46)%	(0.46)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	1.35%	2.10%

1 The advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$705	$213
3	$1,070	$753
5	$1,458	$1,319
10	$2,544	$2,861

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  The portfolio turnover rate of the Fund for the period December 22, 2011 (commencement of operations) through to the fiscal year ended June 30, 2012 was 74%.

2Principal investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies.  In addition to common stocks, other types of equity securities in which the Fund may invest include real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”).  Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities defined as common stocks, REITs and ADRs. The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments.  The Fund’s investment strategy focuses on individual stock selection taking into consideration the stock’s industry group.  Using quantitative measures established by the Sub-Advisor, the Fund seeks to purchase equities which have stronger relative performance than other equities.

The Fund believes that the whole market approach provides one main advantage: it allows a shareholder to participate in all major areas of the U.S. equity market in a single fund, including companies of all sizes with both growth and value characteristics.  In so doing, the Fund uses a proprietary, disciplined and quantitative process so that more stocks can be analyzed on a weekly basis more objectively than by following a more traditional, labor intensive investment process.  The Sub-Advisor uses this process to continually analyze equity securities across various industries as candidates for purchase by the Fund.  From the universe of stocks, the Sub-Advisor employs a proprietary analysis based on stock and industry strength, volatility and other factors to select particular stocks to buy, sell or hold.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

3

4Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

Foreign Securities Risk.  Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies.  In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Limited History of Operations. The Fund is a new or relatively new mutual fund and has a limited history of operations.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.  REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Smaller Capitalization Stock Risk.  To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

5Performance:

Because the Fund is new and does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.   Updated performance information will be available at no cost by calling 1-866-447-4228.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Cookson, Peirce & Co., Inc. serves as the Fund’s Sub-Advisor.

Portfolio Manager: Mr. Bruce W. Miller, Chief Investment Officer of the Sub-Advisor, and Mr. Cory S. Krebs, Senior Vice President of the Sub-Advisor, serve as the Fund’s Portfolio Managers.  They have served the Fund in this capacity since the Fund commenced operations in 2011.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

12

13

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

1

INVESTMENT OBJECTIVE

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
Catalyst Value Fund	The Fund’s goal is to achieve long-term capital appreciation.
Catalyst Strategic Insider Fund	The Fund’s goal is to achieve long-term capital appreciation.
Catalyst Large Cap Value Fund	The Fund’s goal is to achieve long-term capital appreciation.
Catalyst Insider Long/Short Fund	The Fund’s goal is to achieve long-term capital appreciation with low volatility and low correlation to the equity market.
Catalyst Event Arbitrage Fund	The Fund’s goal is to achieve long-term capital appreciation with low volatility and low correlation to the equity market.
Catalyst/SMH High Income Fund	The Fund seeks to provide a high level of current income with capital appreciation as a secondary objective.
Catalyst/SMH Total Return Income Fund	The Fund seeks to provide total return, which consists of current income and capital appreciation.
Catalyst/Groesbeck Growth of Income Fund	The Fund seeks to provide current income that increases over time, and as a secondary objective, capital appreciation.
Catalyst/MAP Global Total Return Income Fund	The Fund seeks to provide total return, which consists of current income and capital appreciation.
Catalyst/MAP Global Capital Appreciation Fund	The Fund’s goal is to achieve long-term capital appreciation.
Catalyst/Lyons Tactical Allocation Fund	The Fund’s goal is to achieve total return, which consists of long-term capital appreciation and current income, with low volatility and low correlation to the equity market.
Catalyst/CP Core Equity Fund	The Fund’s goal is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for the Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective.  You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”).  For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Funds’ website at www.CatalystMutualFunds.com.

Catalyst Value Fund

The Fund invests primarily in common stocks of domestic issuers. The Fund may invest in companies of any market capitalization but has a concentration in smaller capitalization stocks.  The Fund seeks to invest in companies with the potential to earn high returns on invested capital while still generating a strong earnings yield.

Assets of the Fund are invested using a quantitative methodology followed by qualitative research. The quantitative analysis ranks stocks based on a combination of the company’s return on invested capital and earnings yield. Return on invested capital is the company’s earnings as a percentage of the company’s total assets.  Earnings yield is the company’s earnings per share as a percentage of the stock price. This methodology generally results in a selection of profitable companies with relatively low P/E ratios.

The highest scoring common stocks from the quantitative analysis are then researched to identify which companies the portfolio manager believes have the best opportunity to maintain their financial performance and increase in value.

Stocks are subsequently removed from the portfolio when we believe it is unlikely that the company can continue to generate a similar return on invested capital in the future or if the stock reaches our estimate of fair market value.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst Strategic Insider Fund

The Fund invests primarily in common stocks of domestic issuers. The Fund may invest in companies of any market capitalization but has a concentration in medium capitalization stocks. The Fund seeks to invest in companies with the potential to earn high returns on invested capital while still generating a strong earnings yield and have exhibited recent insider buying by corporate executives or directors. The Fund will also write covered call options on the long equity positions or equity indexes.

Assets of the Fund are invested using a quantitative methodology followed by qualitative research. The quantitative analysis ranks stocks based on a combination of the company’s return on invested capital and earnings yield. Return on invested capital is the company’s earnings as a percentage of the company’s total assets.  Earnings yield is the company’s earnings per share as a percentage of the stock price. This methodology generally results in a selection of profitable companies with relatively low P/E ratios.

The highest scoring stocks from the quantitative analysis are then researched to identify which companies the portfolio manager believes have the best opportunity to maintain their financial performance and increase in value. The research includes an analysis of corporate insider trading activity. These stocks are purchased by the Fund as long positions.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider buying and selling activity for its investment decisions. The Advisor’s research and quantitative back testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders know more about the prospects of the company they run than anybody else.

The Fund may also sell short securities that are lower ranked from the quantitative process that the Advisor believes are unattractive and likely to underperform or have exhibited recent insider selling by corporate executives or directors. This means that the Fund may sell a security that it does not own when the Advisor believes that the value of the security will decline or underperform the long selections.

The Fund generally will hold long positions up to approximately 100% of the Fund’s net assets, and short positions up to approximately 20% of the Fund’s net assets. The long and short positions held by the Fund may vary over time as market conditions change.

Stocks are subsequently removed from the portfolio when the Advisor believes it is unlikely that the company can continue to generate a similar return on invested capital in the future, if corporate insiders start selling the stock or if the stock reaches the Advisor’s estimate of fair market value. Stocks sold short are repurchased when the Advisor believes the stock may no longer underperform.

To secure the Fund’s obligation to cover its short positions, the Fund must pledge collateral as security to the broker. This pledged collateral is segregated and maintained with the Fund’s custodian. The Fund will invest primarily in common stocks of domestic issuers. The Fund currently considers companies of any market capitalization but has a concentration in medium capitalization stocks.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst Large Cap Value Fund

The Fund invests primarily in common stocks of domestic issuers. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in large cap stocks defined as stocks of companies with at least $10 billion in market capitalization. The Fund seeks to invest in companies with the potential to earn high returns on invested capital while still generating a strong earnings yield.  The Fund may also write covered calls on the long equity positions.

Assets of the Fund are invested using a quantitative methodology followed by qualitative research. The quantitative analysis ranks stocks based on a combination of the company’s return on invested capital and earnings yield. Return on invested capital is the company’s earnings as a percentage of the company’s total assets.  Earnings yield is the company’s earnings per share as a percentage of the stock price. This methodology generally results in a selection of profitable companies with relatively low P/E ratios.

The highest scoring common stocks from the quantitative analysis are then researched to identify which companies the portfolio manager believes have the best opportunity to maintain their financial performance and increase in value.

Stocks are subsequently removed from the portfolio when we believe it is unlikely that the company can continue to generate a similar return on invested capital in the future or if the stock reaches our estimate of fair market value.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst Insider Long/Short Fund

The Fund seeks to achieve its investment objective by investing primarily in common stocks and options of U.S. companies.  The Fund will take long and short positions in equity securities of companies that are experiencing significant amounts of insider buying and selling. The Fund will take long positions in stocks that are experiencing significant insider buying and take counteracting short positions, primarily through selling stocks short and put options, in those companies that are experiencing significant insider selling. The Fund may invest in companies of any market capitalization, including smaller-sized companies.

The Advisor uses public information on insider buying and selling activity for its investment decisions. The Advisor’s research and quantitative back testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long term capital appreciation with low volatility and low correlation to the general equity markets. The Fund’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for long and short positions. Long positions are sold and short positions are covered (bought back) when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst Event Arbitrage Fund

The Fund seeks to achieve its investment objective by investing in securities of companies that are the focus of corporate events such as mergers, acquisitions, restructurings, spin-offs recapitalizations and other special situation investments. The Fund’s investments will primarily consist of long and short common stock and preferred stock equity positions and combinations of call and put options on equity securities. The Fund may invest in securities of companies of any market capitalization.

Event arbitrage involves the purchase of securities of companies which are the subject of cash tender offers, cash mergers, stock mergers, acquisition attempts, exchange offers or other forms of corporate reorganizations or restructurings, such as liquidations, proxy contests, spin-offs or bankruptcy reorganizations.  Event arbitrage is designed to profit from the successful completion of such transactions, as profits or losses depend on realizing the price differential between the market price of the securities purchased and the value ultimately realized from their disposition, plus any dividends and interest received, and less transaction costs such as brokers’ commissions and interest expense.

Following the public announcement of a proposed corporate event, a determination is made on whether or not the Fund should take a portfolio position with respect to the transaction.  This determination normally is made after: (i) a review of information regarding the proposed transaction and the companies involved; (ii) an evaluation of the securities offered; (iii) an estimate of the time until completion of the transaction, (iv) a study of possible risks and problems that could delay or cause cancellation of the transaction; (v) a study of tax implications of possible investment strategies; (vi) a determination as to what, if any, hedging strategy should be used; (vii) a projection of the expected value and annualized rate of return for the transaction is made; and (viii) a decision as to how much capital, if any, to invest in the transaction.

If the portfolio manager determines that it is probable that the transaction will be consummated at the proposed or a higher price and securities can be purchased at a sufficient discount to the expected value, then the Fund may purchase securities of the target company and sell short securities of the offeror.  After establishment of an initial position, the Fund may increase or decrease its position based on subsequent events and information.  If the transaction is consummated, the Fund will then exchange securities of the target company which it has accumulated for the cash or securities, as the case may be, issued by the offeror and, if applicable, may cover its short position in the securities of the offeror.

Because the Fund’s profit from a long arbitrage investment is largely related to the consummation of a transaction, the Fund will not acquire the securities of a company involved in an announced transaction that the portfolio manager believes will not be consummated.  In such cases, the Fund may sell short the target company’s securities in the expectation that if the transaction is not completed, the price of the target company’s securities will decline.

The Fund may invest in securities of companies which are not currently involved in an extraordinary corporate event, but about which publications or other sources of public information suggest a possibility of such future activity.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst/SMH High Income Fund

The Fund invests in a non-diversified group of low-quality, high yield corporate bonds, convertible securities and asset-backed securities.  The Fund may invest without limitation in non-investment grade corporate bonds rated Baa or lower by Moody’s or BBB or lower by S&P (also known as “junk” bonds).  The Fund may also invest in corporate issues that have defaulted.  Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume.  While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.  The Fund seeks capital appreciation from selling securities above the purchase price.  Bonds may appreciate in value through an improvement in credit quality among other reasons.

To select the securities in which to invest, SMH Capital Advisors, Inc., the Fund’s sub-advisor (“SMHCA” or “Sub-Advisor”), conducts fundamental credit research on each issuer.  Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund invests primarily in, and will choose its investments from, the following types of securities:

• Corporate debt. Debt obligations (usually called bonds) are loans by an investor to a corporation. They usually have a set interest rate and term.

•

Preferred stocks. Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer’s income and assets relative to common stock but a lower claim on assets than corporate bondholders.

• Convertible securities. Bonds or preferred stocks which are convertible into, or exchangeable for, common stocks.

•

Asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the underlying loans transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund does not intend to invest in sub-prime mortgage backed securities.

•

Collateralized Mortgage Obligations (CMOs). CMOs are a specific type of asset backed securities that are collateralized by mortgages or mortgage pass-through securities. When CMOs are created, the rights to receive principal and interest payments on the underlying mortgages are divided up to create short, intermediate and long-term CMO bonds. These rights are delegated and divided among the various maturity structures of the CMOs based on assumptions made by the creators concerning the timing of cash flows on the underlying mortgages, including expected prepayment rates. The Fund does not intend to invest in sub-prime mortgage backed securities.

In addition, the Fund may also invest in other investment companies to the extent permitted by federal law and any exemptions granted to the Fund by the SEC.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst/SMH Total Return Income Fund

Normally, the TRI Fund invests primarily in a broad range of income-producing securities. These include equity securities, such as dividend-paying common stocks and REITs and debt securities, such as interest-paying bonds and convertible bonds. The Fund may also invest in preferred stock, master limited partnerships, bank notes and write covered calls on equities. The composition of the Fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions.

Generally, at least 30% of the Fund’s assets will be invested in equity securities. Subject to the provisions of the Investment Company Act of 1940 (the “1940 Act”) and any applicable exemptive orders, the Fund may invest in other investment companies, including Business Development Companies (“BDCs”) and other closed-end funds, and exchange-traded funds (“ETFs”). The Fund may invest in companies of any market capitalization but generally focuses on stocks with capitalization between $1 billion and $10 billion.

The Fund may invest up to 20% of its assets in equity securities of issuers domiciled outside the United States, including without limitation sponsored American Depositary Receipts (“ADRs”). The place of domicile of an issuer is not always clear. The determination of domicile may be based on many factors, such as the company’s country of incorporation, country of headquarter offices, primary exchange, geographic sources of revenue, and geographic location of assets. Domicile is determined at the time of investment.  The Fund may also invest up to 20% of its assets in debt securities of non-U.S. issuers.

In addition, the Fund may invest without limitation in lower quality, higher yielding debt securities (rated Ba or lower by Moody’s Investors Service or BB or lower by Standard & Poor’s Corporation or unrated but determined by the Sub-Advisor to be of equivalent quality), also known as “junk bonds”. While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.

The Fund’s sub-advisor, SMH Capital Advisors, Inc. (“SMHCA” or the “Sub-Advisor”) seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments with yields above the market average and generally focuses on value-oriented securities – those with low price to sales, price to book and price to earnings ratios relative to their growth rates. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst/Groesbeck Growth of Income Fund

The Growth of Income Fund invests primarily in dividend-paying common stock of medium and large capitalization companies.  The Fund’s sub-advisor, Groesbeck Investment Management Corp. (“GIM” or the “Sub-Advisor”) defines large capitalization companies as those with a market capitalization of $5 billion or more. The Fund’s investments will generally be in common stocks that offer dividend yields above the market average and often show promise for future dividend increases.

The securities selected for the portfolio will generally have a higher level of earnings, revenue, and dividend growth rates than the market average.  The Sub-Advisor also attempts to select securities of companies that have strong balance sheets with a high return on equity and a low dividend payout ratio (the amount of dividends paid as a percentage of profits). The Sub-Advisor believes that these are characteristics that generally lead to securities with more sustainable dividends. A company that pays out a smaller portion of its profits as dividends has a better ability to continue to pay or raise its dividends than a company that already pays out a higher percentage of its profits.

The Sub-Advisor, seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. Securities may be sold when the Sub-Advisor believes that they no longer represent relatively attractive investment opportunities. Characteristics that may lead to the sale of a security include slowing sales and earnings growth and slowing dividend growth or reduced dividends.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst/MAP Global Total Return Income Fund

Normally, the Global TRI Fund invests primarily in a broad range of domestic and international fixed income and equity securities. These include debt securities, such as interest-paying bonds and convertible bonds and equity securities, such as dividend-paying common stocks. The Fund may also invest in preferred stocks and write covered calls on equities. The composition of the Fund’s investments in equity, debt and cash or money market instruments may vary substantially depending on various factors, including market conditions, but under normal circumstances includes at least three foreign countries.

The Fund may invest in the securities of companies of any market capitalization or credit quality. The Fund may invest its assets in equity securities of issuers domiciled outside the United States, including without limitation sponsored American Depositary Receipts (“ADRs”). The Fund may also invest its assets in debt securities of non-U.S. issuers. The allocation of the Fund’s investments between domestic and foreign issuers will vary according to market conditions. However, under normal conditions, a majority of the Fund’s investments will be in securities of issuers domiciled outside of the United States.

The place of domicile of an issuer is not always clear. The determination of domicile may be based on many factors, such as the company’s country of incorporation, country of headquarter offices, primary exchange, geographic sources of revenue, and geographic location of assets. Domicile is determined at the time of investment.

In addition, the Fund may invest without limitation in lower quality, higher yielding debt securities (rated Ba or lower by Moody’s Investors Service or BB or lower by Standard & Poor’s Corporation or unrated but determined by the Sub-Advisor to be of equivalent quality) also known as “junk bonds”. While there are no restrictions on maturity, the bonds in the Fund’s portfolio will generally have an average maturity of less than ten years.

The Fund’s sub-advisor, Managed Asset Portfolios, LLC, (“MAP” or the “Sub-Advisor”) seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where there is a catalyst to unlock the intrinsic value of the company. Securities are subsequently removed from the portfolio when the stock exceeds their estimate of fair market value or when there is a change or deterioration at the company that cause the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst/MAP Global Capital Appreciation Fund

The Fund primarily invests in equity securities of U.S. and foreign issuers, including without limitation sponsored American Depositary Receipts (“ADRs”). The Fund may invest in companies of any market capitalization. The Fund may also write covered call options on its equity positions. The allocation of the Fund’s investments to U.S. and foreign issuers and among various levels of market capitalizations may vary substantially depending on various factors, including market conditions, but under normal circumstances includes at least three foreign countries. The allocation of the Fund’s investments between domestic and foreign issuers will vary according to market conditions. However, under normal conditions, a majority of the Fund’s investments will be in securities of issuers domiciled outside of the United States.

The place of domicile of an issuer is not always clear. The determination of domicile may be based on many factors, such as the company’s country of incorporation, country of headquarter offices, primary exchange, geographic sources of revenue, and geographic location of assets. Domicile is determined at the time of investment.

The Fund’s sub-advisor, Managed Asset Portfolios, LLC, (“MAP” or the “Sub-Advisor”) seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where there is a catalyst to unlock the intrinsic value of the company. Stocks are subsequently removed from the portfolio when the stock exceeds their estimate of fair market value or when there is a change or deterioration at the company that cause the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst/Lyons Tactical Allocation Fund

The Fund seeks to achieve its investment objectives by tactically allocating and re-balancing its portfolio among domestic equity and fixed income securities. The Fund’s sub-advisor uses a proprietary quantitative tactical allocation model to evaluate the relative attractiveness of equity and fixed income market sectors. This model uses a combination of price momentum, current price relative to long-term moving averages, relative strength of price trend and other price history-based inputs to generate buy and sell signals.  The model signals increasing equity allocation during sustained rallies and signals increasing fixed income allocation, when weaker equity markets are anticipated.

The allocation of the Fund’s investments are expected to track the sub-advisor’s tactical allocation model.  Asset allocation is evaluated and rebalanced on a monthly basis based on the sub-advisor’s tactical allocation model. The tactical allocation strategy is designed to signal avoiding equity investments during periods in which equities are expected to significantly underperform fixed income investments. When the model’s inputs reach certain thresholds, the model will signal a complete move either out of stocks and into bonds or out of bonds and into stocks, as appropriate.

The model’s default state (i.e., when equities are not expected to significantly underperform fixed income investments) is to allocate assets to equities.  To select specific stocks, the sub-advisor uses a proprietary stock selection model that ranks stocks according to fundamental criteria that the sub-advisor believes are indicative of both company strength and relative value.  These criteria include market capitalization, sector, dividend yield, earnings, cash flow and return on capital.  Stocks are sold either when indicated by the stock selection model or when the risk model signals a move out of stocks and into bonds.

When the tactical allocation model signals a move from stocks to bonds, all equity allocations are sold and equal-weight allocations are made to bonds or to a group of exchange traded funds (ETFs) that invest in bonds.  These fixed income positions are sold when the risk model signals a move out of bonds and into stocks.

The Fund may invest in common stock of companies of any market capitalization, but has a concentration in medium and large capitalization companies. Likewise, the Fund may invest in any domestic fixed income security, or ETFs investing in fixed income securities, but will be invested primarily in short-term and intermediate-term U.S. Treasury obligations. The Fund may also purchase put options on both equity index and fixed income ETFs in an effort to hedge against downside price risk.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst/CP Core Equity Fund

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies.  In addition to common stocks, other types of equity securities in which the Fund may invest include real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”).  Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities defined as common stocks, REITs and ADRs. The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments.  The Fund’s investment strategy focuses on individual stock selection taking into consideration the stock’s industry group.  Using quantitative measures established by the Sub-Advisor, the Fund seeks to purchase equities which have stronger relative performance than other equities.

The Fund believes that the whole market approach provides one main advantage: it allows a shareholder to participate in all major areas of the U.S. equity market in a single fund, including companies of all sizes with both growth and value characteristics.  In so doing, the Fund uses a proprietary, disciplined and quantitative process so that more stocks can be analyzed on a weekly basis more objectively than by following a more traditional, labor intensive investment process.  The Sub-Advisor uses this process to continually analyze equity securities across various industries as candidates for purchase by the Fund.  From the universe of stocks, the Sub-Advisor employs a proprietary analysis based on stock and industry strength, volatility and other factors to select particular stocks to buy, sell or hold.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions.  For example, the Funds may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements.  If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.  Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.  Each Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its goal. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.  An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Also, an investment in the Fund is not a complete investment program.

The following chart summarizes the principal risks of each Fund.  These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of the Prospectus.

Risks	Catalyst Funds
	Value	Strategic Insider	Large Cap Value	Insider Long/Short	Event Arbitrage
Limited History of Operations			●	●	●
Management Risk	●	●	●	●	●
Market Risk	●	●	●	●	●
Medium (Mid) Capitalization Stock Risk		●
Non-diversification Risk	●	●	●	●	●
Options Risk		●	●	●	●
Security Risk	●	●	●	●	●
Short Selling Risk		●		●	●
Small Capitalization Stock Risk	●	●		●	●

Risks	Catalyst Funds
	High Income	Total Return Income	Growth of Income	Global Total Return Income	Global Capital Appreciation	Tactical Allocation	Core Equity
Acquired Funds Risk		●				●
Asset-Backed Security Risk	●
Convertible Securities Risk	●	●		●
Credit Risk	●	●		●
Foreign Securities Risk		●		●	●		●
Income Risk	●	●		●
Interest Rate Risk	●	●		●		●
Junk Bond Risk	●	●		●
Limited History of Operations					●	●	●
Lower Quality Debt Risk	●	●		●
Management Risk	●	●	●	●	●	●	●
Market Risk	●	●	●	●	●	●	●
Medium (Mid) Capitalization Stock Risk			●	●	●		●
Non-diversification Risk	●	●	●	●	●	●	●
Options Risk		●		●		●
Prepayment Risk	●
Real Estate Risk		●					●
Security Risk	●	●	●	●	●	●	●
Smaller Capitalization Stock Risk		●		●	●		●
U.S. Agency Securities Risk	●

Acquired Funds Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the acquired funds.  By investing in acquired funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the acquired funds, including any contingent deferred sales charges and redemption charges.  Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the acquired funds.

Asset-Backed Security Risk.  When the Fund invests in asset-backed securities, including mortgage backed securities and CMOs, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.  In addition, changes in interest rates affect that value of these securities. Some mortgage-backed securities may be structured so that they may be particularly sensitive to changes in interest rates; and investment in mortgage-related securities are subject to special risks if the issuer of the security prepays the principal prior to the security’s maturity (including increased volatility in the price of the security and wider fluctuations in response to interest rates).   If the security is backed by sub-prime mortgages, there is a greater risk that the Fund may lose money.

Convertible Securities Risk.  Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities.  If a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Foreign Securities Risk.  Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies.  In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.  Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

Futures Risk. The Fund’s use of stock index futures as a substitute for stocks or to enhance returns involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.  Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund.  This risk could cause the Fund to lose more than the principal amount invested.  Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results.  Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Income Risk. Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Junk Bond Risk.  Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk).  Such securities may also include “Rule 144A” securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk. By selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage to increase the Fund’s exposure to long equity positions will make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful.

Limited History of Operations. The Fund is a new or relatively new mutual fund and has a limited history of operations.

Lower Quality Debt. Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall stock and bond market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Medium (Mid) Capitalization Stock Risk.  To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  These companies may experience higher failure rates than larger companies.  Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.  Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Non-diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.  As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.

Prepayment Risk.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities and the Fund may have to reinvest at a lower interest rate.

Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.  REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

Smaller Capitalization Stock Risk.  To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than do larger companies.  The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in the Funds’ portfolios is found in the Statement of Additional Information.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day.  This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”).  Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

the name of the Fund and share class

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the applicable Fund

Multiple Classes

Each Fund offers both Class A and Class C shares. The Value Fund and Growth of Income Fund also offer Class I shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.  Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class C shares.

The up-front Class A sales charge and the commissions paid to dealers for the Value Fund, Strategic Insider Fund, Large Cap Value Fund, Insider Long/Short Fund, Event Arbitrage Fund, Total Return Income Fund, Global Total Return Income Fund, Global Capital Appreciation Fund, Growth of Income Fund, Tactical Allocation Fund and Core Equity Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00%

The up-front Class A sales charge and the commissions paid to dealers for the High Income Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above (1)	0.00%	0.00%	0.00%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed within 18 months of purchase.

For each Fund, if you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.  The Funds’ Advisor may pay a commission up to 1.00% out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent:  An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent.  However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation:  You may add the current value of all of your existing Catalyst Fund shares to determine the front-end sales charge to be applied to your current Class A purchase.  Only balances currently held entirely at  the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge.  You may include the value of Catalyst Funds’ investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase.  The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.  If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).  The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.  For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Funds’ Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Funds’ Advisor or its affiliates and certain employee benefit plans for employees of the Funds’ investment; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisors; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Funds’ Advisor for their own accounts; and (7) participants in no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Funds.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements.  Additional information is available by calling 866-447-4228.  Your financial advisor can also help you prepare any necessary application forms.  You or your financial advisor must notify the Funds at the time of each purchase if you are eligible for any of these programs.  The Funds may modify or discontinue these programs at any time.  Information about Class A sales charges and breakpoints is available on the Funds’ website at www.catalystmutualfunds.com.

Class C Shares

You can buy class C shares at NAV.  Class C shares are subject to a 12b-1 fee of 1.00%. Your broker-dealer will receive a commission of up to 1% on the sale of Class C shares’.  Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class C shares are also subject to a 1.00% CDSC on shares redeemed less than one year after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions) to recover commissions paid to your broker-dealer.  The CDSC for these Class C shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.  For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Fund.

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares.  If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 1-866-447-4228 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash, credit cards or third party checks will be accepted.  A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or a Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  Each Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the applicable Fund.  Your investment in a Fund should be intended to serve as a long-term investment vehicle.  The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-866-447-4228 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and purchase order are received by the Funds.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent.  The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for other identifying documents or information, and may take additional steps to verify your identity.  We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in a Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account.  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment.  If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan.  The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds.  You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100.  The Funds may alter, modify or terminate this plan at any time.  To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds at 1-866-447-4228.

1Additional Investments

The minimum subsequent investment in the Funds is $50.  You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account.  To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make.  You may revoke your election to make automatic investments by calling 1-866-447-4228 or by writing to the Fund at:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

2Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person.  If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, each Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Funds.

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders.  A Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive.  This policy applies uniformly to all Fund shareholders.  While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

2

HOW TO REDEEM SHARES

You may redeem your shares on any business day.  Redemption orders received in proper order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.  Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Funds may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee.  If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail.  You may redeem any part of your account in a Fund at no charge by mail.  Your request, in proper form, should be addressed to:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

“Proper form” means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Funds may also require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-866-447-4228 if you have questions.  At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone.  You may redeem any part of your account in a Fund by calling the transfer agent at 1-866-447-4228.  You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges.  If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Additional Information.  If you are not certain of the requirements for redemption please call the transfer agent at 1-866-447-4228.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in a Fund to the minimum amount within the 30-day period.  All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another Fund. For example, you can exchange Class A shares of the Value Fund for Class A shares of the High Income Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss.

1

DISTRIBUTION PLANS

Each Fund has adopted distribution and service plans under Rule 12b-1 of the Investment Company Act of 1940 that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders.  Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets.

Class C Shares

Under the Funds’ Plan related to the Class C Shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. A portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

2

VALUING THE FUNDS’ ASSETS

Each Fund’s assets are generally valued at their market value.  If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the Funds’ assets at their fair value according to policies approved by the Funds’ Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders.  The Funds may use pricing services to determine market value.  The NAV for a Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

3

DIVIDENDS, DISTRIBUTIONS AND TAXES

1Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund.  Each Fund expects that its distributions will consist of both capital gains and dividend income.  The High Income Fund and Total Return Income Fund intend to make monthly dividend distributions; the Value Fund, Strategic Insider Fund, Large Cap Value Fund, Insider Long/Short Fund, Event Arbitrage Fund, Global Capital Appreciation Fund, Tactical Allocation Fund and Core Equity Fund intend to make annual dividend distributions; and the Growth of Income Fund and Global Total Return Income Fund intend to make quarterly distributions if applicable. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

2Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

4

MANAGEMENT OF THE FUNDS

Advisor

Catalyst Capital Advisors LLC, a New York limited liability company located at 22 High Street, Huntington, NY serves as Advisor to the Funds. The Advisor was formed on January 24, 2006.  Management of the Funds is currently its primary business.  Under the terms of the management agreement, Catalyst Capital Advisors LLC is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Portfolio Managers: Catalyst Value Fund, Catalyst Strategic Insider Fund, Catalyst Large Cap Value Fund, Catalyst Insider Long/Short Fund and Catalyst Event Arbitrage Fund

David Miller, Senior Portfolio Manager

David Miller is a senior portfolio manager and co-founder of Catalyst Capital Advisors LLC and has been responsible for the day-to-day management of the Value Fund, Strategic Insider Fund, Large Cap Value Fund and Insider Long/Short Fund since their inceptions.  Prior to founding the Advisor, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005. The Investment Catalyst newsletter worked to identify undervalued stocks with a near term catalyst for appreciation.  Mr. Miller was a trader with UBS, working on the equity derivatives desk from July 2002 until December 2002.  Mr. Miller was the CEO of MovieDaze Media Group, a search engine marketing company that he co-founded in 2003 and sold in 2006.  He received a BS in Economics from the University of Pennsylvania, Wharton School and a MBA in Finance from the University of Michigan, Ross School of Business.

Jerry Szilagyi, CEO and Portfolio Manager

Jerry Szilagyi, CFA, is CEO and co-founder of Catalyst Capital Advisors LLC and has been co-portfolio manager of the Strategic Insider Fund since its inception in 2010. Mr. Szilagyi is also President of Mfund Services, a mutual fund management and administration company, since 2012; President of Mutuals Advisors, Inc., an investment advisory firm, since 2011; President of Cross Sound Capital LLC, a hedge fund management company, since 2011; and President of Abbington Capital Group LLC, a management consulting company, since  1998. Mr. Szilagyi was CEO of ThomasLloyd Global Asset Management (Americas) LLC from September 2006 to April 2010, EVP Business Development of Integrity Mutual Funds, Inc. from 2003 to 2006 and EVP Corporate Development of Orbitex Financial Services Group from 1998 to 2003. Prior to 1998, Mr. Szilagyi was active as a consultant and investment banker in the financial services industry. He received a B.S. in Engineering from Rensselaer Polytechnic Institute and an MBA in Finance from New York University’s Stern School of Business.

Paul Rosenberg

Paul Rosenberg is a Portfolio Manager of the Advisor and has been responsible for the day-to-day management of the Event Arbitrage Fund’s portfolio since the predecessors fund’s inception in 1997. From 1997 until joining the Advisor in May, 2012, Mr. Rosenberg was the founding member of Charter Management, LLC and Charter Advisers, Inc. His previous professional experience also includes serving as Director of Research at Paulson & Co., a New York based hedge fund manager, and as a Senior Analyst in the merger and acquisition department of Credit Suisse First Boston.  Mr. Rosenberg has a Bachelor of Science degree in Finance and International Business from Northeastern University.

Sub-Advisor: Catalyst/SMH High Income Fund and Catalyst /SMH Total Return Income Fund

SMH Capital Advisors, Inc. (“SMHCA”) a Texas corporation and registered investment advisor located at 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109, is it the investment sub-advisor to the Funds. SMHCA is an investment management firm serving institutions and individuals. In addition to serving as a sub-advisor, SMHCA serves high net worth individuals, pension and profit sharing plans and charitable organizations. SMHCA is a subsidiary of The Edelman Financial Group Inc. (“TEFG”), a financial service holding company with principal office in Houston, Texas and Fairfax, Virginia, and an indirect wholly-owned subsidiary of Lee Summer LP., a holding company formed by equity investors led by Lee Equity Partners, LLC (“LEP”) and Ric Edelman.

As compensation for the sub-advisory services it provides to the Funds, the Advisor will pay SMHCA 50% of the management fees that the Advisor receives from the Funds.  Subject to the oversight and approval of the Advisor, Dwayne Moyers, Morgan Neff and Daniel Rudnitsky, as portfolio managers, are primarily responsible for the day-to-day management of the Funds’ portfolios. In addition, SMHCA is responsible for maintaining certain transaction and compliance related records of the Funds.

Portfolio Managers: Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Income Fund

Dwayne Moyers, President, Chief Investment Officer, and Senior Portfolio Manager, Fort Worth Division

Dwayne Moyers has served as President of SMHCA since March 2012 and previously was Senior Vice President of SMHCA since October 2000.  He has been a Senior Portfolio Manager and the Chief Investment Officer at SMHCA and its predecessors since 1991 with responsibility for research and the investment selection process for the SMH portfolios.  He has served as portfolio manager of the Fund since its inception. As portfolio manager and Chief Investment Officer, Dwayne Moyers has helped grow client assets at SMHCA. Mr. Moyers was born in 1968 in Fort Worth, Texas. Before joining SMHCA , Mr. Moyers was a credit analyst with the Tandy Corporation. In 1991, he joined SMHCA as a portfolio manager. He became Chief Investment Officer and Senior Portfolio Manager in 1995. He holds a bachelor’s degree in business administration from the University of Texas at Arlington.

Morgan Neff, Vice President and Senior Portfolio Manager, Fort Worth Division

Morgan Neff joined SMHCA in 2003 as SVP and Head Trader. In 2009, he was made Portfolio Manager and Head Trader.. He has served as portfolio manager of the Fund since October 2011 and in March 2012 was promoted to Vice President and Senior Portfolio Manager. As Senior Portfolio Manager, Mr. Neff’s responsibilities include research and credit analysis, day-to-day portfolio management, investment origination and financial modeling. In conjunction with the rest of the portfolio management team, Mr. Neff stays abreast of current market and company news that may affect positions in the portfolios or those that are under consideration.   Mr. Neff holds a bachelor degree in business administration from the University of Texas at Arlington.

Daniel Rudnitsky, Portfolio Manager and Vice President of Product Development, Fort Worth Division

Daniel Rudnitsky joined SMH Capital Advisors in 2012 and serves as Portfolio Manager and Vice President of Product Development. Mr. Rudnitsky is responsible for developing platform relationships and provides additional analysis and expansion to the products and services offered by SMHCA’s investment team. Mr. Rudnitsky has over 15 years of financial industry experience. Prior to joining the SMHCA team, Mr. Rudnitsky was Assistant Vice President for New York Life Insurance Company from 2010 through 2012. He served as Vice President for Rockfleet Financial Services, Inc. in 2010 and Associate Director at Bear Stearns Asset Management from 2007 through 2008. Dan has also previously worked for Alliance Bernstein Investments and the Dreyfus Corporation. Mr. Rudnitsky holds a bachelor degree in Business Administration with a concentration in Finance from Ramapo College of New Jersey.

Sub-Advisor: Catalyst/Groesbeck Growth of Income Fund

Groesbeck Investment Management Corp. (“GIM” or “Sub-Advisor”) a New Jersey corporation located at 12 Route 17 North, Paramus, New Jersey 07652, is the investment sub-adviser to the Fund. In addition to serving as a Sub-Advisor, GIM provides investment advice to high net worth individuals, pension and profit sharing plans and charitable organizations. GIM is controlled by Robert Groesbeck.

GIM is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, GIM is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay GIM 50% of the management fees that the Advisor receives from the Fund.

Portfolio Managers: Catalyst/Groesbeck Growth of Income Fund

Subject to the oversight and approval of the adviser, Robert Groesbeck, President and Chief Investment Officer of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio.

Robert P. Groesbeck, President and Chief Investment Officer

Robert P. Groesbeck has served as President, Chief Investment Officer and Portfolio Manager of GIM since 1993 with responsibility for portfolio design, portfolio management and risk/return disposition of the GIM portfolios. He has served as portfolio manager of the Growth of Income Fund since its inception. Prior to founding GIM, Mr. Groesbeck worked at Argus Investors’ Counsel from 1967 to 1993. Mr. Groesbeck has a BS degree from Saint Peter’s College and an MBA from New York University. He also holds a Chartered Financial Analyst designation and is a member of the New York Society of Securities Analysts.

Robert P. Dainesi, Executive Vice President and Director of Research

Robert P. Dainesi has served as Executive Vice President, Director of Research and Portfolio Manager of GIM since 1993. He has served as co-portfolio manager of the Growth of Income Fund since its inception. Before teaming with Mr. Groesbeck at GIM, Mr. Dainesi was a portfolio manager with Asiel & Co. from 1992 to1993 and with Sturdivent & Co. from 1991 to 1992. Prior to that, he was a security analyst with Value Line from 1987 to 1991. Mr. Dainesi holds a bachelor’s degree from Queens College and an MBA from Bernard M. Baruch College. He is a member of the CFA Institute and the New York Society of Securities Analysts.

Sub-Advisor: Catalyst/ MAP Total Return Income Fund and Catalyst/MAP Global Capital Appreciation Fund

Managed Asset Portfolios, LLC (“MAP” or “Sub-Advisor”) a Delaware limited liability corporation located at 950 West University, Suite 100, Rochester, MI 48307, is the investment sub-adviser to the Funds listed above. In addition to serving as a Sub-Advisor, MAP provides investment advice to high net worth individuals, pension and profit sharing plans and charitable organizations. MAP is controlled by Michael Dzialo.

MAP is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, MAP is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay MAP 50% of the management fees that the Advisor receives from the applicable Fund.

Portfolio Managers: Catalyst/MAP Total Return Income Fund and Catalyst/MAP Global Capital Appreciation Fund

Michael S. Dzialo, President and Portfolio Manager

Michael Dzialo has served as President and portfolio manager since founding the firm in 2000. He has served as portfolio manager of the Global Total Return Income Fund and Global Capital Appreciation Fund since their inceptions. Prior to founding MAP, Mr. Dzialo worked at H&R Block Financial Advisors (formerly OLDE Discount Corp.) from 1987 to 2000. Mr. Dzialo has a Bachelor of Science degree in Finance and Graduate Studies in Finance from Wayne State University.

Peter J. Swan, International Portfolio Manager

Peter Swan has served as international portfolio manager of MAP since 2002. He has served as portfolio manager of the Global Total Return Income Fund and Global Capital Appreciation Fund since their inceptions. Prior to joining MAP, Mr. Swan worked at Pacific Growth Equities from 1999 to 2002 and at H&R Block Financial Advisors (formerly OLDE Discount Corp.) from 1994 to 1999. Mr. Swan has Bachelor of Science degrees in Business Administration and Agriculture from the University of Arkansas.

Karen Culver, Portfolio Manager and Senior Research Analyst

Karen Culver has served as a Portfolio Manager and Senior Research Analyst of MAP and as a portfolio manager of the Global Total Return Income Fund and Global Capital Appreciation Fund since 2012. Ms. Culver joined MAP in 2001. She served as Senior Research Analyst between 2001-2010 and Assistant Portfolio Manager and Senior Research Analyst between 2010 and 2012.

Sub-Advisor: Catalyst/Lyons Tactical Allocation Fund

Lyons Wealth Management, LLC, (“Lyons” or the “Sub-Advisor”) located at 807 West Morse Blvd., Suite 105, Winter Park, FL 32789 is the investment sub-advisor to the Funds. The Sub-Advisor was founded in 2009 and is a registered investment advisor providing customized investment management services to high net worth individuals and associated trusts, estates, pension and profit sharing plans.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Lyons 50% of the net management fees that the Advisor receives from the Funds.  Subject to the oversight and approval of the Advisor, the Sub-Advisor is primarily responsible for the day-to-day management of the Funds’ portfolios. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Funds.

Portfolio Manager: Catalyst/Lyons Tactical Allocation Fund

Louis A. Stevens, Managing Director, Research & Portfolio Management

Louis A. Stevens has served as Managing Director, Research & Portfolio Management of Lyons since 2011, and has served in portfolio management since 2010. He has served as the portfolio manager of the Tactical Allocation Fund since the Fund’s inception. From 2007-2010, Mr. Stevens was Chief Financial Officer for Huneidi Group, a family office, where he served briefly as Chief Operating Officer for the group’s Gulf Cryo subsidiary. From 2003-2007, he served as founder and Chief Executive Officer of Keystone Portfolio Management. Mr. Stevens holds an MBA from Harvard Business School and a BA from Lake Forest College.

Sub-Advisor: Catalyst/CP Core Equity Fund

Cookson, Peirce & Co., Inc., (“CP” or the “Sub-Advisor”) located at 555 Grant Street, Suite 380, Pittsburgh, PA 15219 is the investment sub-adviser to the Funds. The Sub-Advisor was founded in 1984 and is a registered investment adviser.  Over the last 20 years, the Sub-Advisor has managed the assets of some of the country’s most prominent families and institutions.  As of September 30, 2012, the Sub-Advisor had approximately $455 million in assets under management.

As compensation for the sub-advisory services it provides to the Funds, the Advisor will pay CP a minimum of 50% of the net management fees that the Advisor receives from the Funds.  Subject to the oversight and approval of the Advisor, the Sub-Advisor is primarily responsible for the day-to-day management of the Funds’ portfolios. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Funds.

Portfolio Managers: Catalyst/CP Core Equity Fund

Bruce W. Miller, CFA, is the Chief Investment Officer and Secretary of the Advisor and is jointly responsible for the day-to-day management of the Fund’s portfolio.  Prior to joining the Advisor in 1987 as a portfolio manager, Mr. Miller was a consultant to small business owners through the Small Business Development Center at Clarion University.  After nearly ten years with the Advisor, Mr. Miller left to join the Fragasso Group, an investment firm, where he created an in-house portfolio management department.  He rejoined the Advisor in April 1999 and became an owner in 2002.  Mr. Miller graduated from Slippery Rock University with a Bachelor of Science degree in Business Administration with a major in Finance in 1983.  Mr. Miller then attended Kent State University and received his M.B.A. with a concentration in Finance and Information Systems.  Mr. Miller was awarded the Chartered Financial Analyst designation by the CFA Institute in September of 1991.

Cory S. Krebs, CFA, is a Vice President and Portfolio Manager with the Advisor.  He is jointly responsible for the day-to-day management of the Fund’s portfolio.  Prior to joining the Advisor in 2003, Mr. Krebs was an Equity Trader with Laurel Capital Advisors, an investment subsidiary of Mellon Financial Corporation, from 1998 to 2003.  Mr. Krebs had also previously worked in the financial services industry for Federated Investors Inc. and American Express Financial Advisors.  Mr. Krebs pursued his undergraduate studies at the University of Pittsburgh, completing a Bachelor of Arts degree in Economics in 1996.  He has since obtained a M.B.A. degree with a concentration in Finance from the Katz Graduate School of Business at the University of Pittsburgh.  Mr. Krebs was awarded the Chartered Financial Analyst designation by the CFA Institute in October 2007.

Mr. Miller and Mr. Krebs are jointly responsible for all day-to-day activities of the Fund, including updating the quantitative model, analysis of individual securities and sectors, security selection, trading and reporting.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of securities in his managed Fund.

Advisory Fees

Each Fund is authorized to pay the Advisor an annual fee based on its average daily net assets.  The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at a certain level.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by each Fund’s adviser for the Fund’s most recent fiscal year (or period for Fund’s in operation less than one full fiscal year) and (iii) the expense limitation for each Fund.

	Contractual Advisory Fee	Net Advisory Fee Received	Class A Expense Limitation	Class C Expense Limitation	Class I Expense Limitation
Value	1.25%	1.00%	1.55%	2.30%	1.30%
Strategic Insider	1.25%	0.00%	1.55%	2.30%	N/A
Large Cap Value	1.00%	0.00%	1.55%	2.30%	N/A
Insider Long/Short	1.25%	0.00%	1.50%	2.25%	N/A
Event Arbitrage	1.25%	N/A*	1.75%	2.50%	N/A
High Income	1.00%	0.99%	1.45%	2.20%	N/A
Total Return Income	1.00%	1.00%	1.55%	2.30%	N/A
Growth of Income	1.00%	0.57%	1.55%	2.30%	1.30%
Global Total Return Income	1.00%	0.00%	1.55%	2.30%	N/A
Global Capital Appreciation	1.00%	0.00%	1.55%	2.30%	N/A
Tactical Allocation	1.25%	N/A*	1.50%	2.25%	N/A
Core Equity	1.00%	.54%	1.35%	2.10%	N/A

•

The Event Arbitrage Fund and the Tactical Allocation had not commenced operations prior to the fiscal year ended June 30, 2012.

Each Fund’s respective Advisor or Sub-Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Trust’s annual report to shareholders for the period ended June 30, 2012 contains a discussion regarding the basis of the Board of Trustees’ approval of the management agreement with Catalyst Capital Advisors LLC for the Value Fund, Strategic Insider Fund, Large Cap Value Fund, Insider Long/Short Fund, High Income Fund, Total Return Income Fund, Growth of Income Fund,  Global Total Return Fund, Global Capital Appreciation Fund and Core Equity Fund; the sub-advisory agreement between Catalyst Capital Advisors LLC and Groesbeck Investment Management Corp. for the Growth of Income Fund; the sub-advisory agreement between Catalyst Capital Advisors LLC and SMH Capital Advisors, Inc. for the High Income Fund and Total Return Income Fund; the sub-advisory agreement between Catalyst Capital Advisors, LLC and Managed Asset Portfolios, LLC for the Global Total Return Fund and the Global Capital Appreciation Fund; and the sub-advisory agreement between Catalyst Capital Advisors, LLC and Cookson, Peirce & Co., Inc., for the Core Equity Fund.

The Trust’s semi-annual report to shareholders for the period ending December 31, 2012 will contain a discussion regarding the basis of the Board of Trustees’ approval of the management agreement with Catalyst Capital Advisors LLC for the Event Arbitrage Fund and the Tactical Allocation Fund and the sub-advisory agreement between Catalyst Capital Advisors LLC and Lyons Wealth Management, LLC for the Tactical Allocation Fund.

Prior Performance of the Sub-Advisor to the Catalyst/Groesbeck Growth of Income Fund:

Provided below is a composite showing the historical performance of all GIM client accounts managed according to the same investment goal and substantially similar investment strategies and policies as those of the Growth of Income Fund. For comparison purposes the performance composite is measured against the Standard & Poor’s 500.

This information is provided to illustrate the past performance of GIM in managing client accounts in a substantially similar manner as the Growth of Income Fund but does not represent the performance of the Growth of Income Fund. Past performance is no guarantee of future results. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of the Growth of Income Fund, or the return an individual investor might achieve by investing in the Fund.

Fees and expenses of the private accounts managed by the Sub-Advisor are generally lower than those of the Fund and therefore, the Fund’s results would be lower than the returns reflected below.  The Fund’s results would also be lower because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 or the Internal Revenue Code, which, if applicable, could have adversely affected the performance of the client accounts.

The Growth of Income Composite includes all client accounts managed by GIM with investment strategies and policies substantially similar to the Growth of Income Fund. The performance results are calculated according to the Global Investment Performance Standards (GIPS), calculating internal rate of return using the Average Capital Base (Modified Dietz) Method. GIPS differ from those of the SEC.  The Growth of Income Composite has not been audited.  The composite performance is calculated “net” of actual separate account fees, i.e., it includes the impact of account fees and expenses.

Growth of Income Composite Net Dollar Weighted Returns

	Growth of Income Composite	Growth of Income Fund	S&P 500 Total Return Index[1]
2000:	19.89%		-9.11%
2001:	2.00%		-11.89%
2002:	-6.08%		-22.10%
2003:	21.42%		28.69%
2004:	16.11%		10.88%
2005:	-0.08%		4.91%
2006:	18.18%		15.79%
2007:	-4.80%		5.49%
2008:	-29.96%		-37.00%
2009:	9.77%		26.46%
2010:	9.01%	8.34%	15.06%
2011:	9.89%	9.25%	2.11%
Average Annual Total Returns (for the period ended December 31, 2011)
	ONE YEAR	FIVE YEAR	TEN YEAR

Growth of Income Total Return	9.89%	-2.60%	3.20%

S&P 500 Total Return Index[1]	2.11%	-0.25%	2.91%

 1 The S&P 500 Total Return Index is a diversified, unmanaged index of large capitalization U.S. stocks. Index returns shown reflect no deduction for fees, expenses or taxes.

Prior Performance of the Sub-Advisor to the Catalyst/MAP Global Total Return Income Fund and Catalyst/MAP Global Capital Appreciation Fund:

Provided below is a composite showing the historical performance of all MAP client accounts managed according to the same investment goal and substantially similar investment strategies and policies as those of the Global Total Return Income Fund and Global Capital Appreciation Fund. For comparison purposes the performance composite is measured against a benchmark of 50% MSCI ACWI and 50% Merrill Lynch A-AAA rated 1-3 year corporate Bonds for the Global TRI Fund and the MSCI ACWI for the Global Capital Appreciation Fund.

This information is provided to illustrate the past performance of MAP in managing client accounts in a substantially similar manner as the Global TRI and Capital Appreciation Funds but does not represent the performance of the Global TRI or Capital Appreciation Funds. Past performance is no guarantee of future results. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of the Global TRI or Capital Appreciation Funds, or the return an individual investor might achieve by investing in the Funds.

Fees and expenses of the private accounts managed by the Sub-Advisor are generally lower than those of the Funds and therefore, the Fund’s results would be lower than the returns reflected below.  The Fund’s results would also be lower because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 or the Internal Revenue Code, which, if applicable, could have adversely affected the performance of the client accounts.

The Global Total Return Income Composite includes all client accounts managed by MAP with investment strategies and policies substantially similar to the Global Total Return Income Fund. The performance results are calculated according to the Global Investment Performance Standards (GIPS), calculating internal rate of return using the Average Capital Base (Modified Dietz) Method. GIPS differ from those of the SEC.  The Global Total Return Income Composite has not been audited.  The composite performance is calculated “net” of actual separate account fees, i.e., it includes the impact of account fees and expenses.

Global Total Return Income Composite Net Dollar Weighted Returns

	Global TRI Composite	Benchmark Return [1]
2002:	-5.06%	-7.94%
2003:	14.98%	15.82%
2004:	8.12%	5.87%
2005:	8.64%	3.51%
2006:	15.97%	10.11%
2007:	9.39%	5.90%
2008:	-13.87%	-21.05%
2009:	13.04%	19.41%
2010:	10.13%	10.04%
2011:	1.27%	-2.40%

Average Annual Total Returns (for the period ended December 31, 2011)
	One Year	Five Year	Since Inception (7/31/01)

Global Total Return Income Total Return	1.27%	3.5%	5.7%

Benchmark Total Return [1]	-2.40%	1.41%	3.08%

 1 The Benchmark is 50% MSCI ACWI 500 and 50% Merrill Lynch A-AAA rated 1-3 year corporate Bond total return indexes. Index returns shown reflect no deduction for fees, expenses or taxes.

Global Capital Appreciation Composite Net Dollar Weighted Returns

	Global Capital Appreciation Composite	MSCI ACWI[1]	S&P 500 Total Return Index [1]
2002:	-20.67%	-18.98%	-22.06%
2003:	49.05%	34.63%	28.68%
2004:	13.42%	15.75%	10.88%
2005:	12.69%	11.37%	4.91%
2006:	21.51%	21.53%	15.80%
2007:	10.83%	12.18%	5.49%
2008:	-27.91%	-41.85%	-37.00%
2009:	23.39%	35.41%	26.46%
2010:	18.15%	13.21%	15.06%
2011:	-2.23%	-6.86%	2.11%

Average Annual Total Returns (for the period ended December 31, 2011)
	One Year	Five Year	Since Inception (3/31/01)

Global Capital Appreciation Total Return	-2.23%	2.4%	9.5%

MSCI ACWI1	-6.86%	-1.4%	4.0%

  1 The MSCI ACWI is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index currently consists of 45 countries, comprising 24 developed and 21 emerging market indices.

2The S&P 500 Total Return Index is a diversified, unmanaged index of large capitalization U.S. stocks. Index returns shown reflect no deduction for fees, expenses or taxes.

FINANCIAL HIGHLIGHTS

Catalyst Value Fund

The following table is intended to help you better understand the Catalyst Value Fund’s financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.   The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Value Fund’s financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year
Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008

Net asset value, beginning of year	$ 14.28	$ 11.66	$ 8.95	$ 8.10	$ 12.73

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.30	(A)	(0.08)	(0.11)	0.07	(A)	(0.15)	(A)
Net realized and unrealized gain (loss) on investments	(3.21)	2.82	2.84	(C)	0.78	(3.96)
Total from investment operations	(2.91)	2.74	2.73	0.85	(4.11)

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.02)	-	(0.52)
From net realized gains on investments	(0.32)	(0.12)	-	-	-
Total distributions	(0.32)	(0.12)	(0.02)	-	(0.52)

Net asset value, end of year	$ 11.05	$ 14.28	$ 11.66	$ 8.95	$ 8.10

Total return (B)	(20.30)%	23.47%	30.47%	(D)	10.49%	(33.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 45,077	$ 93,869	$ 47,320	$ 6,971	$ 1,044
Ratios to average net assets
Expenses, before waiver and reimbursement	1.80%	1.78%	1.94%	4.39%	6.18%
Expenses, net waiver and reimbursement	1.55%	1.55%	1.56%	1.66%	1.95%
Net investment income (loss), before waiver and reimbursement	2.31%	(0.98)%	(1.64)%	(1.85)%	(5.67)%
Net investment income (loss), net waiver and reimbursement	2.56%	(0.75)%	(1.26)%	0.88%	(1.44)%
Portfolio turnover rate	61%	123%	158%	169%	80%

Class C

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009	June 30, 2008

Net asset value, beginning of year	$ 13.95	$ 11.48	$ 8.80	$ 8.05	$ 12.64

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.22	(A)	(0.12)	(0.14)	0.11	(A)	(0.19)	(A)
Net realized and unrealized gain (loss) on investments	(3.15)	2.71	2.84	(C)	0.64	(3.96)
Total from investment operations	(2.93)	2.59	2.70	0.75	(4.15)

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.02)	-	(0.44)
From net realized gains on investments	(0.32)	(0.12)	-	-	-
Total distributions	(0.32)	(0.12)	(0.02)	-	(0.44)

Net asset value, end of year	$ 10.70	$ 13.95	$ 11.48	$ 8.80	$ 8.05

Total return (B)	(20.94)%	22.53%	30.66%	(D)	9.32%	(33.52)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 10,448	$ 17,595	$ 3,810	$ 28	$ 10
Ratios to average net assets
Expenses, before waiver and reimbursement	2.55%	2.53%	2.69%	6.87%	6.93%
Expenses, net waiver and reimbursement	2.30%	2.30%	2.31%	2.53%	2.70%
Net investment income (loss), before waiver and reimbursement	1.66%	(1.62)%	(2.42)%	(2.95)%	(6.05)%
Net investment income (loss), net waiver and reimbursement	1.91%	(1.39)%	(2.04)%	1.39%	(1.82)%
Portfolio turnover rate	61%	123%	158%	169%	80%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(C)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2010, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(D)

For the year ended June 30, 2010, 0.11% of the Fund's Class A shares and Class C shares total return consists of a voluntary reimbursement by the Manager of a realized investment loss incurred on a trading error. Excluding this item, total return would have been 30.36% for Class A and 30.54% for Class C.

Class I (A)
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
June 30, 2012	June 30, 2011	June 30, 2010	June 30, 2009

Net asset value, beginning of period	$ 14.37	$ 11.70	$ 8.96	$ 7.36

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.35	(B)	(0.09)	(0.14)	-	(B)
Net realized and unrealized gain (loss) on investments	(3.25)	2.88	2.90	(C)	1.60
Total from investment operations	(2.90)	2.79	2.76	1.60

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.02)	-
From net realized gains on investments	(0.32)	(0.12)	-	-
Total distributions	(0.32)	(0.12)	(0.02)	-

Net asset value, end of period	$ 11.15	$ 14.37	$ 11.70	$ 8.96

Total return (D)	(20.10)%	23.82%	30.80%	(E)	21.74%	(F)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 1,504	$ 2,357	$ 1,364	$ 1,090
Ratios to average net assets
Expenses, before waiver and reimbursement	1.55%	1.53%	1.69%	2.48%	(G)
Expenses, net waiver and reimbursement	1.30%	1.30%	1.31%	1.30%	(G)
Net investment income (loss), before waiver and reimbursement	2.27%	(0.73)%	(1.34)%	(1.25)%	(G)
Net investment income (loss), net waiver and reimbursement	2.52%	(0.50)%	(0.96)%	(0.07)%	(G)
Portfolio turnover rate	61%	123%	158%	169%	(F)

(A)	The Catalyst Value Fund Class I shares commenced operations on March 27, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2010, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)

For the year ended June 30, 2010, 0.11% of the Fund's class I Shares' total return consists of a voluntary reimbursement by the Manager of a realized investment loss incurred on a trading error. Excluding this item, total return would have been 30.69%.

(F)	Not annualized.
(G)	Annualized.

Catalyst Strategic Insider Fund

The following table is intended to help you better understand the Catalyst Strategic Insider Fund's financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Strategic Insider Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

		Class A (A)				Class C (A)
		For the		For the		For the		For the
		Year Ended		Period Ended		Year Ended		Period Ended
		June 30, 2012		June 30, 2011		June 30, 2012		June 30, 2011

Net asset value, beginning of period		$ 11.49		$ 10.00		$ 11.50		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)		0.06	(B)	0.01		(0.01)	(B)	(0.02)
Net realized and unrealized gain (loss) on investments		(0.88)		1.50		(0.89)		1.53
Total from investment operations		(0.82)		1.51		(0.90)		1.51

LESS DISTRIBUTIONS:
From net investment income		(0.01)		(0.02)		-		(0.01)
From net realized gains on investments		(0.98)		-		(0.98)		-
Total distributions		(0.99)		(0.02)		(0.98)		(0.01)

Net asset value, end of period		$ 9.68		$ 11.49		$ 9.62		$ 11.50

Total return (C)		(7.32)%		15.07%	(D)	(8.01)%		15.07%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 3,396		$ 4,821		$ 255		$ 198
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement		3.59%		4.30%	(E)	4.65%		5.05%	(E)
Expenses, net waiver and reimbursement		1.83%		1.56%	(E)	2.63%		2.31%	(E)
Ratios to average net assets (net of dividend and interest expense)
Expenses, before waiver and reimbursement		3.31%		4.29%	(E)	4.06%		5.04%	(E)
Expenses, net waiver and reimbursement		1.55%		1.55%	(E)	2.30%		2.30%	(E)
Net investment loss, before waiver and reimbursement		(0.89)%		(2.74)%	(E)	(1.64)%		(3.49)%	(E)
Net investment income (loss), net waiver and reimbursement		0.87%		0.00%	(E,F)	0.12%		(0.75)%	(E)
Portfolio turnover rate		196%		46%	(D)	196%		46%	(D)

(A)	The Catalyst Strategic Insider Fund Class A and C shares commenced operations on October 28, 2010.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized.
(E)	Annualized.
(F)	Ratio of net investment loss is less than (0.01)%.

Catalyst Large Cap Value Fund

The following table is intended to help you better understand the Catalyst Large Cap Value Fund's financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.   The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Large Cap Value Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period
		Class A (A)	Class C (A)

		For the	For the
		Period Ended	Period Ended
		June 30, 2012	June 30, 2012

Net asset value, beginning of period		$ 10.00	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (B)		0.06	(0.06)
Net realized and unrealized gain on investments		0.43	0.72
Total from investment operations		0.49	0.66

LESS DISTRIBUTIONS:
From net investment income		(0.07)	(0.03)
Total distributions		(0.07)	(0.03)

Net asset value, end of period		$ 10.42	$ 10.63

Total return (C)(D)		4.91%	6.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 422	$ 6
Ratios to average net assets
Expenses, before waiver and reimbursement (E)		16.13%	16.88%	(E)
Expenses, net waiver and reimbursement (E)		1.20%	1.95%
Net investment loss, before waiver and reimbursement(E)		(14.27)%	(15.02)%
Net investment income (loss), net waiver and reimbursement (E)		0.66%	(0.09)%
Portfolio turnover rate (D)		73%	73%

(A)	The Catalyst Large Cap Value Fund commenced operations on July 29, 2011.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.
(E)	Annualized.

Catalyst Insider Long/Short Fund

The following table is intended to help you better understand the Catalyst Insider Long/Short Fund's financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.   The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst Insider Long/Short Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

		Class A (A)	Class C (A)
		For the	For the
		Period Ended	Period Ended
		June 30, 2012	June 30, 2012

Net asset value, beginning of period		$ 10.00	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss (B)		(0.03)	(0.04)
Net realized and unrealized gain on investments		0.18	0.17
Total from investment operations		0.15	0.13

Net asset value, end of period		$ 10.15	$ 10.13

Total return (C,D)		1.50%	1.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 1,026	$ 22
Ratios to average net assets (including dividend and interest expense)
Expenses, before wavier and reimbursement (E)		21.96%	22.71%
Expenses, net waiver and reimbursement (E)		2.97%	3.72%
Ratios to average net assets (net of dividend and interest expense)
Expenses, before waiver and reimbursement (E)		20.24%	20.99%
Expenses, net waiver and reimbursement (E)		1.25%	2.00%
Net investment loss, before waiver and reimbursement (E)		(19.00)%	(19.75)%
Net investment loss, net waiver and reimbursement (E)		(0.01)%	(0.76)%
Portfolio turnover rate (D)		0%	0%

(A)	The Catalyst Insider Long/Short Fund Class A and Class C shares commenced operations on April 30, 2012.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect impact of sales charges.

(D)	Not annualized.
(E)	Annualized.

Catalyst/SMH High Income Fund

The following table is intended to help you better understand the Catalyst/SMH High Income Fund's financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/SMH High Income Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period
		Class A
		For the		For the	For the	For the		For the
		Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
		June 30, 2012		June 30, 2011	June 30, 2010	June 30, 2009		June 30, 2008	(A)

Net asset value, beginning of period		$ 7.11		$ 6.95	$ 6.25	$ 7.74		$ 8.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.52	(B)	0.51	0.58	0.72		0.02	(B)
Net realized and unrealized gain (loss) on investments		(0.29)		0.56	0.81	(1.49)	(C)	(0.26)
Total from investment operations		0.23		1.07	1.39	(0.77)		(0.24)

LESS DISTRIBUTIONS:
From net investment income		(0.53)		(0.52)	(0.58)	(0.72)		(0.02)
From net realized gains on investments		(0.33)		(0.39)	(0.11)	-		-
Total distributions		(0.86)		(0.91)	(0.69)	(0.72)		(0.02)

Net asset value, end of period		$ 6.48		$ 7.11	$ 6.95	$ 6.25		$ 7.74

Total return (D)		4.02%		15.84%	23.84%	(8.42)%		(2.98)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 100,536		$ 99,854	$ 50,837	$ 24,966		$ 9,049
Ratios to average net assets
Expenses, before waiver and reimbursement		1.46%		1.48%	1.59%	1.80%		3.43%	(F)
Expenses, net waiver and reimbursement		1.45%		1.45%	1.45%	1.45%		1.45%	(F)
Net investment income, before waiver and reimbursement		7.87%		7.06%	8.82%	13.51%		2.36%	(F)
Net investment income, net waiver and reimbursement		7.88%		7.09%	8.96%	13.86%		4.35%	(F)
Portfolio turnover rate		33%		58%	58%	24%		0.07%	(E)

		Class C
		For the		For the	For the	For the		For the
		Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
		June 30, 2012		June 30, 2011	June 30, 2010	June 30, 2009		June 30, 2008	(A)

Net asset value, beginning of period		$ 7.11		$ 6.96	$ 6.25	$ 7.75		$ 8.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.47	(B)	0.46	0.58	0.69		0.02	(B)
Net realized and unrealized gain (loss) on investments		(0.28)		0.55	0.82	(1.51)	(C)	(0.25)
Total from investment operations		0.19		1.01	1.40	(0.82)		(0.23)

LESS DISTRIBUTIONS:
From net investment income		(0.49)		(0.47)	(0.58)	(0.68)		(0.02)
From net realized gains on investments		(0.33)		(0.39)	(0.11)	-		-
Total distributions		(0.82)		(0.86)	(0.69)	(0.68)		(0.02)

Net asset value, end of period		$ 6.48		$ 7.11	$ 6.96	$ 6.25		$ 7.75

Total return (D)		3.27%		14.82%	23.10%	(9.19)%		(2.93)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 32,888		$ 25,522	$ 14,811	$ 7,932		$ 2,044
Ratios to average net assets
Expenses, before waiver and reimbursement		2.21%		2.23%	2.34%	2.55%		4.18%	(F)
Expenses, net waiver and reimbursement		2.20%		2.20%	2.20%	2.20%		2.20%	(F)
Net investment income, before waiver and reimbursement		7.12%		6.31%	8.14%	12.60%		0.93%	(F)
Net investment income, net waiver and reimbursement		7.13%		6.34%	8.28%	12.95%		2.92%	(F)
Portfolio turnover rate		33%		58%	58%	24%		0.07%	(E)

(A)	The Catalyst/SMH High Income Fund Class A and C shares commenced operations on May 21, 2008.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2010, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Not Annualized.
(F)	Annualized.

Catalyst/SMH Total Return Income Fund

The following table is intended to help you better understand the Catalyst/SMH Total Return Income Fund's financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/SMH Total Return Income Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

		Class A (A)
		For the		For the		For the	For the	For the
		Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
		June 30, 2012		June 30, 2011		June 30, 2010	June 30, 2009	June 30, 2008

Net asset value, beginning of period		$ 6.59		$ 5.90		$ 5.18	$ 7.18	$ 8.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.36	(B)	0.31		0.39	0.50	0.05	(B)
Net realized and unrealized gain (loss) on investments		(0.75)		0.78	(C)	0.79	(1.96)	(0.82)
Total from investment operations		(0.39)		1.09		1.18	(1.46)	(0.77)

LESS DISTRIBUTIONS:
From net investment income		(0.38)		(0.32)		(0.39)	(0.52)	(0.05)
From net realized gains on investments		(0.23)		(0.08)		(0.07)	(0.02)	-
Total distributions		(0.61)		(0.40)		(0.46)	(0.54)	(0.05)

Net asset value, end of period		$ 5.59		$ 6.59		$ 5.90	$ 5.18	$ 7.18

Total return (D)		(5.63)%		18.56%		23.23%	(19.49)%	(9.57)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 33,969		$ 53,720		$ 6,365	$ 1,198	$ 519
Ratios to average net assets
Expenses, before waiver and reimbursement		1.55%		1.56%		2.31%	3.14%	5.04%	(F)
Expenses, net waiver and reimbursement		1.55%		1.55%		1.55%	1.55%	1.55%	(F)
Net investment income, before waiver and reimbursement		6.17%		4.98%		5.52%	9.22%	4.17%	(F)
Net investment income, net waiver and reimbursement		6.17%		4.99%		6.28%	10.81%	7.66%	(F)
Portfolio turnover rate		39%		60%		46%	8%	0.00%	(E)

		Class C (A)
		For the		For the		For the	For the	For the
		Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
		June 30, 2012		June 30, 2011		June 30, 2010	June 30, 2009	June 30, 2008

Net asset value, beginning of period		$ 6.58		$ 5.90		$ 5.18	$ 7.18	$ 8.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.32	(B)	0.27		0.35	0.48	0.05	(B)
Net realized and unrealized gain (loss) on investments		(0.74)		0.76	(C)	0.79	(1.98)	(0.82)
Total from investment operations		(0.42)		1.03		1.14	(1.50)	(0.77)

LESS DISTRIBUTIONS:
From net investment income		(0.34)		(0.27)		(0.35)	(0.48)	(0.05)
From net realized gains on investments		(0.23)		(0.08)		(0.07)	(0.02)	-
Total distributions		(0.57)		(0.35)		(0.42)	(0.50)	(0.05)

Net asset value, end of period		$ 5.59		$ 6.58		$ 5.90	$ 5.18	$ 7.18

Total return (D)		(6.18)%		17.53%		22.32%	(20.09)%	(9.66)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 26,567		$ 32,753		$ 8,702	$ 3,301	$ 3,108
Ratios to average net assets
Expenses, before waiver and reimbursement		2.30%		2.31%		3.06%	3.89%	5.79%	(F)
Expenses, net waiver and reimbursement		2.30%		2.30%		2.30%	2.30%	2.30%	(F)
Net investment income, before waiver and reimbursement		5.50%		4.23%		5.13%	8.16%	2.47%	(F)
Net investment income, net waiver and reimbursement		5.50%		4.24%		5.89%	9.75%	5.96%	(F)
Portfolio turnover rate		39%		60%		46%	8%	0%	(E)

(A)	The Catalyst/SMH Total Return Income Fund Class A and C shares commenced operations on May 21, 2008.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Not Annualized.
(F)	Annualized.

Catalyst/Groesbeck Growth of Income Fund

1The following table is intended to help you better understand the Catalyst/Groesbeck Growth of Income Fund's financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.   The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/Groesbeck Growth of Income Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

		Class A
		For the		For the		For the
		Year Ended		Year Ended		Period Ended
		June 30, 2012		June 30, 2011		June 30, 2010 (A)

Net asset value, beginning of period		$ 11.60		$ 9.21		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.09	(B)	0.12		0.04
Net realized and unrealized gain (loss) on investments		0.27		2.38		(0.79)
Total from investment operations		0.36		2.50		(0.75)

LESS DISTRIBUTIONS:
From net investment income		(0.08)		(0.11)		(0.04)
From net realized gains on investments		(0.11)		-	(C)	-
Total distributions		(0.19)		(0.11)		(0.04)

Net asset value, end of period		$ 11.77		$ 11.60		$ 9.21

Total return (D)		3.26%		27.35%		(7.47)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 10,644		$ 7,649		$ 4,126
Ratios to average net assets
Expenses, before waiver and reimbursement		1.98%		2.31%		3.81%	(F)
Expenses, net waiver and reimbursement		1.55%		1.55%		1.55%	(F)
Net investment income (loss), before waiver and reimbursement		0.33%		0.37%		(0.90)%	(F)
Net investment income, net waiver and reimbursement		0.76%		1.13%		1.36%	(F)
Portfolio turnover rate		26%		25%		11%	(E)

		Class C						Class I (A)
		For the		For the		For the		For the		For the
		Year Ended		Year Ended		Period Ended		Year Ended		Period Ended
		June 30, 2012		June 30, 2011		June 30, 2010 (A)		June 30, 2012		June 30, 2011

Net asset value, beginning of period		$ 11.51		$ 9.15		$ 10.00		$ 11.60		$ 10.29

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)		(0.01)	(B)	0.04		0.04		0.12	(B)	0.09
Net realized and unrealized gain (loss) on investments		0.29		2.37		(0.85)		0.27		1.33
Total from investment operations		0.28		2.41		(0.81)		0.39		1.42

LESS DISTRIBUTIONS:
From net investment income		(0.03)		(0.05)		(0.04)		(0.11)		(0.11)
From net realized gains on investments		(0.11)		-	(C)	-		(0.11)		-	(C)
Total distributions		(0.14)		(0.05)		(0.04)		(0.22)		(0.11)

Net asset value, end of period		$ 11.65		$ 11.51		$ 9.15		$ 11.77		$ 11.60

Total return (D)		2.53%		26.42%		(8.11)%	(E)	3.51%		13.94%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 484		$ 87		$ 6		$ 2,179		$ 1,237
Ratios to average net assets
Expenses, before waiver and reimbursement		2.73%		3.06%		4.56%	(F)	1.73%		2.06%	(F)
Expenses, net waiver and reimbursement		2.30%		2.30%		2.30%	(F)	1.30%		1.30%	(F)
Net investment income (loss), before waiver and reimbursement		(0.49)%		(0.38)%		(2.07)%	(F)	0.61%		0.62%	(F)
Net investment income (loss), net waiver and reimbursement		(0.06)%		0.38%		0.19%	(F)	1.04%		1.38%	(F)
Portfolio turnover rate		26%		25%		11%	(E)	26%		25%	(E)

(A)	The Catalyst/Groesbeck Growth of Income Fund Class I commenced operations on November 24, 2010.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized capital gains distributed were less than $0.01 per share.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges

(E)	Not annualized.
(F)	Annualized.

Catalyst/MAP Total Return Income Fund

The following table is intended to help you better understand the Catalyst/MAP Total Return Fund's financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.   The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/MAP Total Return Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

		Class A (A)	Class C (A)
		For the	For the
		Period Ended	Period Ended
		June 30, 2012	June 30, 2012

Net asset value, beginning of period		$ 10.00	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (B)		0.15	0.11
Net realized and unrealized gain on investments		0.03	-	(F)
Total from investment operations		0.18	0.11

LESS DISTRIBUTIONS:
From net investment income		(0.04)	(0.02)
Total distributions		(0.04)	(0.02)

Net asset value, end of period		$ 10.14	$ 10.09

Total return (C,D)		1.83%	1.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 4,925	$ 1,786
Ratios to average net assets
Expenses, before waiver and reimbursement (E)		2.81%	3.56%
Expenses, net waiver and reimbursement (E)		1.55%	2.30%
Net investment income (loss), before waiver and reimbursement (E)		0.32%	(0.43)%
Net investment income, net waiver and reimbursement (E)		1.58%	0.83%
Portfolio turnover rate (D)		39%	39%

(A)	Catalyst/MAP Global Total Return Income Fund Class A and C commenced operations on July 29, 2011.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.
(E)	Annualized.
(F)	Represents an amount less than $0.01 per share.

Catalyst/MAP Global Capital Appreciation Fund

The following table is intended to help you better understand the Catalyst/MAP Global Capital Appreciation Fund's financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.   The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/MAP Global Capital Appreciation Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period
		Class A (A)		Class C (A)

		For the		For the
		Period Ended		Period Ended
		June 30, 2012		June 30, 2012

Net asset value, beginning of period		$ 10.00		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.14	(B)	0.09	(B)
Net realized and unrealized loss on investments		(0.11)	(G)	(0.14)	(G)
Total from investment operations		0.03		(0.05)

LESS DISTRIBUTIONS:
From net investment income		(0.01)		-	(F)
Total distributions		(0.01)		-

Net asset value, end of period		$ 10.02		$ 9.95

Total return (C,D)		0.26%		(0.47)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 4,469		$ 1,025
Ratios to average net assets
Expenses, before waiver and reimbursement (E)		3.54%		4.29%
Expenses, net waiver and reimbursement (E)		1.55%		2.30%
Net investment loss, before waiver and reimbursement(E)		(0.49)%		(1.24)%
Net investment income, net waiver and reimbursement (E)		1.50%		0.75%
Portfolio turnover rate (D)		25%		25%

(A)	Catalyst/MAP Global Capital Appreciation Fund Class A and C commenced operations on July 29, 2011.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income distributed was less than $0.01 per share.
(G)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ending June 30, 2012, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

Catalyst/CP Core Equity Fund

The following table is intended to help you better understand the Catalyst/CP Core Equity Fund's financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.   The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Catalyst/CP Core Equity Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Period

		Class A (A)		Class C (A)
		For the		For the
		Period Ended		Period Ended
		June 30, 2012		June 30, 2012

Net asset value, beginning of period		$ 10.00		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss (B)		-	(F)	(0.04)
Net realized and unrealized gain on investments		0.68		0.68
Total from investment operations		0.68		0.64

Net asset value, end of period		$ 10.68		$ 10.64

Total return (C,D)		6.80%		6.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 20,530		$ 27
Ratios to average net assets
Expenses, before waiver and reimbursement (E)		1.81%		2.56%
Expenses, net waiver and reimbursement (E)		1.35%		2.10%
Net investment loss, before waiver and reimbursement (E)		(0.39)%		(1.18)%
Net investment income (loss), net waiver and reimbursement (E)		0.07%		(0.72)%
Portfolio turnover rate (D)		74%		74%

(A)	The Catalyst/CP Core Equity Fund Class A and Class C shares commenced operations on December 22, 2011.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.
(E)	Annualized.
(F)	Represents an amount less than $0.01 per share.

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

Page 2

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust does not jointly market.

1

2FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected each Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Funds at 1-866-447-4228 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds' internet site at www.catalystmutualfunds.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21872

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2012,

as revised November 8, 2012 and November 19, 2012

MUTUAL FUND SERIES TRUST

Catalyst Value Fund

Class A: CTVAX  Class C: CTVCX   Class I: CTVIX

Catalyst Strategic Insider Fund

Class A: STVAX  Class C: STVCX

Catalyst Large Cap Value Fund

Class A: LVXAC  Class C: LVXCX

Catalyst Insider Long/Short Fund

Class A: CIAAX Class C: CIACX

Catalyst Event Arbitrage Fund

Class A: CEAAX Class C: CEACX

Catalyst/SMH High Income Fund

Class A: HIIFX  Class C: HIICX

Catalyst/SMH Total Return Income Fund

Class A: TRIFX  Class C: TRICX

Catalyst/Groesbeck Growth of Income Fund

Class A: CGGAX  Class C: CGGCX   Class I: CGGIX

Catalyst/MAP Global Total Return Income Fund

Class A: TRXAX  Class C: TRXCX

Catalyst/MAP Global Capital Appreciation Fund

Class A: CAXAX  Class C: CAXCX

Catalyst/Lyons Tactical Allocation Fund

Class A: CLTAX Class C: CLTCX

Catalyst/CP Core Equity Fund

Class A: CPEAX Class C: CPECX

17605 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Catalyst Value Fund, Catalyst Strategic Insider Fund, Catalyst Large Cap Value Fund, Catalyst Insider Long/Short Fund, Catalyst Event Arbitrage Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/Lyons Tactical Allocation Fund and Catalyst/CP Core Equity Fund dated November 1, 2012, as revised November 8, 2012 and November 19, 2012. Each Fund is a separate series of the Mutual Fund Series Trust (formerly known as Catalyst Funds) (“Trust”), an open-end management company organized as an Ohio business trust.  The Catalyst Value Fund's, Catalyst Strategic Insider Fund’s, Catalyst Large Cap Value Fund’s, Catalyst Insider Long/Short Fund’s, Catalyst/SMH High Income Fund’s, Catalyst/SMH Total Return Income Fund’s, Catalyst/Groesbeck Growth of Income Fund’s, Catalyst/MAP Global Total Return Income Fund, Catalyst/MAP Global Capital Appreciation Fund and Catalyst/CP Core Equity Fund Annual Reports to shareholders for the period ended June 30, 2012 are incorporated herein by reference.  This SAI has been incorporated in its entirety into the Prospectuses. Copies of the Prospectuses, Annual and Semi-Annual Reports may be obtained at no charge from the Trust by writing to the above address or calling 1-866-447-4228.

TABLE OF CONTENTS

The Catalyst Funds	1
Investment Restrictions	1
Other Investment Policies	2
Additional Information about Investments and Risks	3
Disclosure of Portfolio Holdings	23
Trustees and Officers	23
Principal Shareholders	28
Advisor and Sub-Advisors	42
Code of Ethics	50
Transfer Agent, Fund Accounting Agent and Administrator	52
Custodian	52
Independent Registered Public Accounting Firm	53
Counsel	53
Distributor	53
Proxy Voting Policy	56
Portfolio Turnover	57
Portfolio Transactions	58
Purchase and Redemption of Shares	60
Reduction of Up-Front Sales Charge on Class A Shares	61
Waivers of Up-Front Sales Charge on Class A Shares	62
Exchange Privilege	62
Net Asset Value	62
Tax Information	63
Investments In Foreign Securities	63
Backup Withholding	64
Foreign Shareholders	64
Financial Statements	65
Appendix A	66
Appendix B	68
Appendix C	71
Appendix D	72
Appendix E	75

Appendix F

78

MUTUAL FUND SERIES TRUST

The Mutual Fund Series Trust (formerly known as Catalyst Funds) (“Trust”), an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Catalyst Value Fund (the “Value Fund”), Catalyst Strategic Insider Fund (the “Strategic Insider Fund”), Catalyst Large Cap Value Fund (the “Large Cap Fund”), Catalyst Insider Long/Short Fund (the “Insider Long/Short Fund”), Catalyst Event Arbitrage Fund (the “Event Arbitrage Fund”), Catalyst/SMH High Income Fund (the “High Income Fund”), Catalyst/SMH Total Return Income Fund (the “TRI Fund”), Catalyst/Groesbeck Growth of Income Fund (the “GOI Fund”), Catalyst/MAP Global Total Return Income Fund (the “Global TRI Fund”), Catalyst/MAP Global Capital Appreciation Fund (the “Global Appreciation Fund”), Catalyst/Lyons Tactical Allocation Fund (the “Tactical Allocation Fund”) and Catalyst/CP Core Equity Fund (the “Core Equity Fund” and collectively, the “Funds”) are each separate non-diversified series of the Trust. There are currently several other series (or funds) and additional series may be created by the Board of Trustees of the Trust (“Board” or “Trustees”) from time to time.

Catalyst Capital Advisors LLC (“Catalyst”) acts as Advisor to the Funds.

The Trust does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.   No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers two classes of shares:  Class A and Class C Shares.  The Value Fund and GOI Fund also offer Class I Shares. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of that Fund.

As a matter of fundamental policy, the Funds may not:

(a)

borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)

issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)

engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d)

purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(e)

purchase physical commodities or forward contracts relating to physical commodities;

(f)

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

(g)

invest 25% or more of its total assets in a particular industry or group of industries other than other investment companies. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

OTHER INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board without the approval of the shareholders of the Funds:

(a)

No Fund will invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.  Rule 144A securities with registration rights are not considered to be illiquid;

(b)

No Fund will purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(a)

No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings.  No Fund will mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such borrowing, and immediately after such borrowing the Fund shall maintain asset coverage of 300% of all borrowing.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(b)

No Fund will purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with a Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions.  For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements.  If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.  Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.  A Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Funds as set forth in the Prospectus.

Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies.  Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management.  In addition, they often face competition from larger or more established firms that have greater resources.  Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements.  To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price.  Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC rule or exemptive order. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Catalyst Funds intend to rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

Exchange Traded Funds.  Each Fund may invest in a range of exchange-traded funds ("ETFs").  An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day.  Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor's 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see "Securities of Other Investment Companies" above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities.  ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which each Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).  Under the 1940 Act, the Funds may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares, Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Funds may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Funds from allocating its investments in the manner that the Fund’s advisor, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies.  The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below.  The Funds, together with any company or companies controlled by the Funds, and any other investment companies having a sub-adviser as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund.  Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market.  The common shares of closed-end funds may trade at a price per share which is more or less than the NAV per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease.  In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of that fund’s shares.  Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

An investor in the Funds should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Funds he will bear not only his proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds.  An investor may incur increased tax liabilities by investing in the Funds rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Funds may invest in BDCs and SPACs.  Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs.  For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less.  SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it.  SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements.  Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded).  Other than the risks normally associated with IPOs, SPACs’ public shareholders' risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Options on Securities. Each Fund may purchase put or call options on equity securities (including securities of ETFs). Each Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Each Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value.  A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do unless the Fund arranges to have its Custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s Custodian or on deposit in escrow in accordance with OCC rules.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange).  The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option.  It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, a Fund will segregate with its Custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option.  If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. Except as described below, a Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option’s current market value. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any business day the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, a Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the Custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction.  An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer.  Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its Custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option adjusted daily to the option’s current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes. Each Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Fund will not purchase or sell stock index option contracts unless and until, in the advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures.  The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts.  The Funds may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 (“Rule 4.5”) promulgated under the Commodity Exchange Act, as amended (the “CEA”), by the Commodity Futures Trading Commission (the “CFTC”), under which each of these Funds is excluded from the definition of a “commodity pool operator.”  Under Rule 4.5, as amended effective August 8, 2003, a Fund may engage in futures transactions without limitation, if the Fund (1) makes the following disclosures in writing to each participant, whether existing or prospective; (2) submits to such special calls as the CFTC may make to require the Fund to demonstrate compliance with Rule 4.5(c); and (3) files a notice of eligibility under Rule 4.5 with the National Futures Association (“NFA”).  As required by Rule 4.5, shareholders are hereby notified that each advisor, which have each claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.  Each of the Funds has filed under Rule 4.5 with the NFA the requisite notice of eligibility, or a supplemental notice of eligibility to its previously filed notice of eligibility to complete or accurately update such notice.

Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Funds may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency.  See “Foreign Investment Risk.”

Bank Obligations. Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the advisor acting as agent, for no additional fee, in its capacity as advisor to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the advisor.  Master Notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). The Funds may also invest in commercial paper that is not rated but is determined by the advisor, under guidelines established by the Trust’s Board of Trustees, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the advisor under guidelines approved by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and exchange traded funds (“ETFs”) or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. Each Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. Each Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Brady Bonds. The Funds may invest in “Brady Bonds,” which are issued by certain Latin American countries in connection with restructurings of their debt. The Brady Bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds do not have a long payment history and, due to the loan default record for Latin American public and private entities, may be considered speculative investments. They may be collateralized or uncollateralized and are issued in various currencies. They are actively traded in the over-the-counter secondary market for debt of Latin American issuers.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Funds will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Funds not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of a Fund’s total assets, less liabilities other than the obligations created by these commitments.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. Each Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. Each Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments.  When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account.  If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon.  To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged.  Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the advisor’s  ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value.  A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency.  A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations.  Under criteria established by the Funds’ Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. Each advisor believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Funds are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities.  Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Trust’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Funds’ securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders’ and custodial fees, including fees to an advisor or its affiliate, in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of an advisor,  the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against The Box. The Funds may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.  The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities.  Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.  Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.  In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal.  Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax.  Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds.  There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue.  The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Each Fund may invest in "private activity" bonds.  Each Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers.  A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities.  These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states.  In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities.  A complete list of the Funds’ portfolio holdings are publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q.

As a general matter, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Funds’ custodian, administrator, investment adviser, sub-investment adviser, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality,  and (2) pursuant to certain exceptions that serve a legitimate business purpose.  These exceptions may include:  (1) disclosure of portfolio holdings only after such information has been publicly disclosed and (2) to third-party vendors, currently consisting of Morningstar Investment Services and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement.  The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

Neither the Funds or the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.  Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or an advisor or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the advisor, the performance of the Funds, the advisor’s costs and the profitability of the agreements to the advisor, ancillary benefits to the advisor or their affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Board of Trustees currently has two standing committees: the Audit Committee and the Valuation Committee. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement.  The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Disinterested Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	27	Variable Insurance Trust since 2010
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	27	Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991	27	Variable Insurance Trust since 2010

Interested Trustee* and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to present; President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	27	Variable Insurance Trust since 2010
Erik Naviloff 450 Wireless Blvd Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, New York 11788 Year of Birth: 1976	Secretary	Since 4/2012

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

				N/A	N/A
Debra Brown CCO Compliance 32 Saddlebrook Lane Phoenixville, PA 19460 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present	N/A	N/A

* The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Funds’ advisor.

Leadership Structure.  The Trust is led by Mr. Jerry Szilagyi, who has served as the Chairman of the Board since 2010.  Mr. Szilagyi is an interested person by virtue of his controlling interest in the Advisor, which also serves as investment adviser to other certain series of the Trust.  The Board of Trustees is comprised of Mr. Szilagyi, an Interested Trustee, and Mr. Tobias Caldwell, Mr. Tiberiu Weisz and Dr. Bert Pariser, each an Independent Trustee.  The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting.  Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings.   The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds.  Additionally, as the President of MFund Services LLC, which provides management and administrative services to the Fund, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk  at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisers, sub-advisers, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisers and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Fund resides with the Fund’s adviser and other service providers to the Fund. Although the risk management policies of the adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee.  Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on the Board’s Audit Committee.  The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended June 30, 2012, the Audit Committee met 5 times.

Valuation Committee. The Valuation Committee is composed of at least one Independent Trustee and one individual from the Fund’s administrator. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended June 30, 2012, the Valuation Committee held 7 meetings.

Background and Qualifications of the Trustees.  Mr. Szilagyi is the managing member of the Advisor, an original sponsor of the Trust.  He is also President of MFund Services LLC which provides management and administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds.  His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of a real estate investment firm.  Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisers to the Funds.

Mr. Weisz is an attorney and provides the Board with insight and experience regarding their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

Dr. Pariser in the managing partner of a technology consulting firm and has served on the Boards of many other companies.  His experience with other Boards provides the Trustees with insight as to the manner in which matters are handled in other corporate settings, including the hiring and use of professionals such as counsel and audit firms.

Share Ownership in the Funds

Fund Shares Owned by Trustees as of December 31, 2011

Name of Trustee	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi
Dollar Range of Equity Securities in Value Fund	$10,001-$50,000	Over $100,000	$50,001-$100,000	Over $100,000
Dollar Range of Equity Securities in Strategic Insider Fund	$1-$10,000	None	$10,001-$50,000	Over $100,000
Dollar Range of Equity Securities in Large Cap Value Fund	None	None	$1-$10,000	Over $100,000
Dollar Range of Equity Securities in the High Income Fund	$1-$10,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Dollar Range of Equity Securities in the TRI Fund	None	None	$1-$10,000	Over $100,000
Dollar Range of Equity Securities in GOI Fund	None	None	$1-$10,000	$10,001-$50,000
Dollar Range of Equity Securities in Global TRI Fund	None		None	$50,001-$100,000
Dollar Range of Equity Securities in Global Capital Appreciation Fund	None		None	$50,001-$100,000
Dollar Range of Equity Securities in Core Equity Fund	None		None	$1-$10,000
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	$1-$10,000	Over $100,000	Over $100,000	Over $100,000

The Insider Long/Short, Event Arbitrage and Tactical Allocation Funds were not in operation as of December 31, 2011.

Compensation of the Board of Trustees

Trustees who are not “interested persons” as that term is defined in the 1940 Act of the Funds, will be paid a quarterly retainer of $250 per fund in the Trust and $500 per Valuation Committee meeting and per special board meeting attended at the discretion of the Chairman.  The Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750. The fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. The “interested persons” of the Trust receive no compensation from the Funds.

The following table describes the compensation paid to the Trustees of the Trust during the most recent fiscal year ended June 30, 2012.  The Trust has no retirement or pension plans.  The Event Arbitrage and Tactical Allocation Funds were not in operation during the Trust’s fiscal year ended June 30, 2012.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi**
Aggregate Compensation from the Value Fund	$1,292	$1,082	$1,082	$0
Aggregate Compensation from the Strategic Insider Fund	$1,292	$1,082	$1,082	$0
Aggregate Compensation from the Large Cap Value Fund	$997	$832	$832	$0
Aggregate Compensation from the Insider Long/Short Fund	$380	$290	$290	$0
Aggregate Compensation from the High Income Fund	$1,292	$1,082	$1,082	$0
Aggregate Compensation from the TRI Fund	$1,292	$1,082	$1,082	$0
Aggregate Compensation from the GOI Fund	$1,292	$1,082	$1,082	$0
Aggregate Compensation from the Global TRI Fund	$997	$832	$832	$0
Aggregate Compensation from the Global Capital Appreciation Fund	$997	$832	$832	$0
Aggregate Compensation from the Core Equity Fund	$713	$582	$582	$0
Total Compensation from Fund Complex*	$32,100	$25,250	$25,250	$0

* The ‘Fund Complex’ includes Mutual Fund Series Trust and Variable Insurance Trust, a registered open-end investment company.

** Mr. Szilagyi is compensated by MFund Services LLC for administrative support services to the Trust.  Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the advisory agreement with the advisor.  Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Below are the beneficial and/or record holders of 5% or more of each fund.

Catalyst Value Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Value Fund Class A shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104 LPL Financial Attn: Mutual Fund Ops PO Box 509046 San Diego, CA 92150	300,719.950 259,717.525	9.34% 8.06%

As of October 12, 2012, securities of the Catalyst Value Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented 1.03% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst Value Fund Class C Shares

No Shareholder is known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Value Fund Class C shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

As of October 12, 2012, securities of the Catalyst Value Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst Value Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Value Fund Class I shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co 101 Montgomery St. San Francisco, CA 94104	16,978.577	14.07%
Oppenheimer & Co 1003 221st Ave Sammamish, WA 98075	13,616.393	11.29%
NFS LLC 380 Chiltern Dr. Lake Forest, IL 60045	11,300.000	9.37%

As of October 12, 2012, securities of the Catalyst Value Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst Strategic Insider Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Strategic Insider Fund Class A shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial Attn: Mutual Fund Ops P.O. Box 509046 San Diego, CA 92150	40,765.610	13.80%
Catalyst Capital Advisors, LLC 5 Abbington Dr. Lloyd Harbor, NY 11743	18,664.157	6.32%

As of October 12, 2012, securities of the Catalyst Strategic Insider Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented 11.41% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst Strategic Insider Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Strategic Insider Fund Class C shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Morgan Keegan & Co. 7022 Richards Dr. Baton Rouge, LA 70809 Stifel Nicolaus & Co 501 North Broadway St. Louis, MO 63102	5,574.870 8,480.909	18.80% 28.60%*
American Enterprise Inv. Serv. 707 2nd Avenue South Minneapolis, MN 55402	2,330.524	7.86%
Ameritrade Inc. PO Box 2226 Omaha, NE 68103	4,440.497	14.98%
Oppenheimer & Co 4925 Jefferson Ave. Midland, MI 48640	1,543.883	5.21%

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of October 12, 2012, securities of the Catalyst Strategic Insider Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst Large Cap Value Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Large Cap Value Fund Class A shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
David S. Miller 1521 Alton Rd., Box 527 Miami Beach, FL 33139	16,426.711	37.24%*
Ameritrade Inc. PO Box 2226 Omaha, NE 68103	10,068.296	22.83%
Catalyst Capital Advisors 5 Abbington Dr. Lloyd Harbor, NY 11743	10,000.000	22.67%

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 12, 2012, securities of the Catalyst Large Cap Value Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented 45.50% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst Large Cap Value Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Large Cap Value Fund Class C shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Christopher Rukan 707 2nd Ave South Minneapolis, MN 55402 Catalyst Capital Advisors 5 Abbington Dr. Lloyd Harbor, NY 11743	508.475 100.000	83.57%* 16.43%

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of October 12, 2012, securities of the Catalyst Large Cap Value Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented 16.43% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst Insider Long/Short Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Insider Long/Short Fund Class A shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial Attn: Mutual Fund Ops PO Box 509046 San Diego, CA 92150 Catalyst Capital Advisors 5 Abbington Dr. Lloyd Harbor, NY 11743 David Miller 1521 Alton Rd. Box 527 Miami Beach, FL 33139	99,916.139 20,000.000 13,906.253	45.19%* 9.05% 6.29%

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 12, 2012, securities of the Catalyst Insider Long/Short Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented 14.47% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst Insider Long/Short Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Insider Long/Short Fund Class C shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Wilbur Oberg 9785 Towne Centre Drive San Diego, CA 92121 Joan Bunche 501 North Broadway St. Louis, MO 6312 Joan Bunche 501 North Broadway St. Louis, MO 6312 Weinberg	4,376.308 2,413.127 1,902.950	18.07% 9.96% 7.86%

501 North Broadway

St. Louis, MO 6312

             1,886.792

        7.79%

Seedtime Fund, Inc.

501 North Broadway

St. Louis, MO 6312

             1,886.792

         7.79%

American Enterprises

707 2nd Avenue South

Minneapolis, MN 55402

           1,549.587

                        6.40%

Reality Trust

707 2nd Avenue South

Minneapolis, MN 55402                                           1,467.710

          6.06%

LPL Financial

9785 Towne Centre Drive

San Diego, CA 92121                                                1,328.671

          5.49%

As of October 12, 2012, securities of the Catalyst Insider Long/Short Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group less than 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst Event Arbitrage Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Event Arbitrage Fund Class A shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Centurian Management Corp. 450 7th Ave., 45th Floor New York, NY 10123	479,583.000	26.88%*
Didco Urban Renewal Co, Ltd. 450 7th Ave., 45th Floor New York, NY 10123 ABS Associates, Ltd. 450 7th Ave., 45th Floor	412,641.700	23.13%

New York, NY 10123

           362,786.000

        20.34%

Rosenberg Trust

133 Windwatch Dr.

Hauppage, NY 11788

           164,130.700

         9.20%

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 12, 2012, securities of the Catalyst Event Arbitrage Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst Event Arbitrage Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst Event Arbitrage Fund  Class C shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Jerry Szilagyi 5 Abbington Dr Lloyd Harbor, NY 11743	100.000	100.00%*

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of October 12, 2012, securities of the Catalyst Event Arbitrage Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented 100% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

High Income Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the High Income Fund Class A shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial Attn: Mutual Fund Ops P.O. Box 509046 San Diego, CA 92150-9046	1,724,351.351	11.02%

Charles Schwab & Co. Inc. Attn: Mutual Fund Ops 101 Montgomery St San Francisco, CA 94104	1,607,039.673	10.27%

Charles Schwab & Co. Inc. Attn: Mutual Fund Ops 101 Montgomery St San Francisco, CA 94104	1,160,729.571	7.42%

As of October 12, 2012, securities of the High Income Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

High Income Fund Class C Shares

No Shareholders are known by the Trust to own of record more than 5% of the outstanding shares of the High Income Fund Class C shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

As of October 12, 2012, securities of the High Income Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

TRI Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the TRI Fund Class A shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial Attn: Mutual Fund Ops P.O. Box 509046 San Diego, CA 92150-9046	530,003.310	10.28%

Hustler Conveyor Com Jersey City, NJ 07303	273,224.044	5.30%

Charles Schwab & Co. Inc. Attn: Mutual Fund Ops 101 Montgomery St San Francisco, CA 94104	329,740.003	6.39%

As of October 12, 2012, securities of the TRI Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

TRI Fund Class C Shares

No Shareholder are known by the Trust to own of record more than 5% of the outstanding shares of the TRI Fund Class C shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

As of October 12, 2012, securities of the Total Return Income Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

GOI Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the GOI Fund Class A shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Reliance Trust Company 501 North Broadway Atlanta, GA 30362 Reliance Trust Company 501 North Broadway Atlanta, GA 30362	230,890.671 195,977.288	24.47% 20.77%

Robert P. Groesbeck 150 Jordon Rd. Emerson, NJ 07630	57,065.330	6.05%

MG Trust 700 17th Street, Suite 300 Denver, CO 80202	47,512.248	5.03%

As of October 12, 2012, securities of the GOI Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

GOI Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the GOI Fund Class C shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	5,363.573	13.11%

John E. Sleighter

501 North Broadway

St. Louis, MO 63102

             4,156.276

       10.16%

UBS Financial Services

5701 Northwood Ridge

Bloomington, MN 55437

            3,937.793

        9.62%

UBS Financial Services

17359 Fairway Circle

Cold Springs, MN 56320

            3,790.489

        9.26%

UBS Financial Services

5701 Northwood Ridge

Bloomington, MN 55437

            3,775.617

        9.23%

American Enterprise

707 2nd Avenue South

Minneapolis, MN 55402

            2,133.106

        5.21%

As of October 12, 2012, securities of the GOI Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

GOI Fund Class I Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the GOI Fund Class I shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
RBC Capital Markets Corp. 400 Austin Ave., Suite 1003 Waco, TX 76701	18,267.262	9.85%
RBC Capital Markets Corp. 9788 Carriage Run Ct. Loveland, OH 45140	17,778.585	9.59%
RBC Capital Markets Corp. 18 Arrowhead Wat Darien, CT 06820	15,734.286	8.48%
Barnet DTD 6/16/05 4444 Lakeside Dr. Ste 350 Burbank, CA 91505	15,071.672	8.13%
RBC Capital Markets Corp. 370 Lexington Ave 27th FL New York, NY 10017	13,788.658	7.43%
RBC Capital Markets Corp. 18 Horseback Ridge Poughkeepsie, NY 12603	9,586.468	5.17%

As of October 12, 2012, securities of the GOI Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst/MAP Global Total Return Income Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/MAP Global Total Return Income Fund Class A shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
D255013114 Suite 104 Box 265 Brookfield, WI 53045	144,005.237	20.60%
Charles Schwab & Co. Inc. 101 Montgomery St San Francisco, CA	134,779.706	19.28%

As of October 12, 2012, securities of the Catalyst/MAP Global Total Return Income Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented 1.43% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst/MAP Global Total Return Income Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/MAP Global Total Return Income Fund Class C shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Quint Plumbing 707 2nd Ave. South Minneapolis, MN 55402	12,354.042	6.93%

As of October 12, 2012, securities of the Catalyst/MAP Global Total Return Income Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst/MAP Global Capital Appreciation Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/MAP Global Capital Appreciation Fund Class A shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

Charles Schwab & Co. Inc. 101 Montgomery St San Francisco, CA 94104	92,887.452	16.99%

As of October 12, 2012, securities of the Catalyst/MAP Global Capital Appreciation Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented 1.83% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst/MAP Global Capital Appreciation Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/MAP Global Capital Appreciation Fund Class C shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Slavik 959 Watercress Dr. Naperville, IL 60540	20,002.936	13.93%
Giannosa Trust 707 2nd Ave. South Minneapolis, MN 55402 Lahood Rev Trust Grosse Pointe Woods, MI 48236	16,619.625 7,859.626	11.57% 5.47%

As of October 12, 2012, securities of the Catalyst/MAP Global Capital Appreciation Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst /Lyons Tactical Allocation Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/Lyons Tactical Allocation Fund Class A shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Ameritrade, Inc. PO Box 2226 Omaha, NE 68103	33,479.537	9.74%

As of October 12, 2012, securities of the Catalyst/Lyons Tactical Allocation Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst /Lyons Tactical Allocation Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/Lyons Tactical Allocation Fund Class C shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Ameritrade, Inc. PO Box 2226 Omaha, NE 68103 Jerry Szilagyi 5 Abbington Dr. Lloyd Harbor, NY 11743	1,146.132 100.00	91.98% 8.02%

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of October 12, 2012, securities of the Catalyst/Lyons Tactical Allocation Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented 8.02% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst /CP Core Equity Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/CP Core Equity Fund Class A shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	1,876,962.372	99.72%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 12, 2012, securities of the Catalyst/CP Core Equity Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented 1% of the outstanding Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Catalyst /CP Core Equity Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Catalyst/CP Core Equity Fund Class C shares on October 12, 2012 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class

Vincent Callahan

PO Box 2052
Jersey City, NJ 07303

Brian Comer

PO Box 2052
Jersey City, NJ 07303

 Cookson Peirce & Co., Inc.

555 Grant  St. Suite 380

Pittsburgh, PA 15219

James E. Dill

PO Box 2052
Jersey City, NJ 07303

	10,928.962 2,780.352 2,500.000 2,316.960	55.65%* 14.16% 12.73% 11.80%

Mary Ellen C

PO Box 2052
Jersey City, NJ 07303                                                  1,112.141                                                   5.66%

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of October 12, 2012, securities of the Catalyst/CP Core Equity Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented 1% of the outstanding Class C shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ADVISOR AND SUB-ADVISORS

Catalyst Capital Advisors LLC has been retained by the Funds under Management Agreements to act as each Fund’s advisor, subject to the authority of the Board of Trustees.  Catalyst Capital Advisors was organized under the laws of New York on January 24, 2006.  Catalyst Capital Advisors makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program.  The address of Catalyst Capital Advisors is 22 High Street, Huntington, NY 11743. Jerry Szilagyi is the controlling member of Catalyst Capital Advisors LLC.

Each Management Agreement provides that the advisor will provide the applicable Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of each Management Agreement, the advisor manages the investment of the assets of the applicable Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under each Management Agreement, the advisor is paid a monthly management fee at the annual rate of 1.25% of the average daily net assets for the Value Fund, Strategic Insider Fund, Insider Long/Short Fund, Event Arbitrage Fund, and Tactical Allocation Fund at the annual rate of 1.00% of the average daily net assets for the Large Cap Fund, High Income Fund, TRI Fund, Global TRI Fund, Global Appreciation Fund, GOI Fund and Core Equity Fund.  The advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and other expenses paid by the Funds as detailed in each Fund’s Management Agreement. The advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the advisor, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Management Agreement with each Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund.  Each Management Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the advisor and will terminate automatically upon assignment.

Each Management Agreement provides that the advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The table below provides information about the advisory fees paid to the Advisor of the Value Fund, Strategic Insider Fund, Large Cap Value Fund, Insider Long/Short Fund, High Income Fund, TRI Fund, GOI Fund, Global TRI Fund, Global Capital Appreciation Fund and Core Equity Fund for each of the fiscal periods ended June 30:

	2010	2011	2012
Value Fund	$290,650	$886,069	$772,228
Strategic Insider Fund	N/A	$0	$0
Large Cap Value Fund	N/A	N/A	$0
Insider Long/Short Fund	N/A	N/A	$0
High Income Fund	$451,738	$980,916	$1,230,286
TRI Fund	$19,391	$538,012	$669,401
GOI Fund	$0	$14,077	$60,090
Global TRI	N/A	N/A	$0
Global Appreciation Fund	N/A	N/A	$0
Core Equity Fund	N/A	N/A	$53,519

Since the Event Arbitrage and Tactical Allocation Funds were not in operation during the fiscal year ended June 30, 2012, the Advisor did not earn any advisory fees.

Sub-Investment Advisor – High Income Fund and TRI Fund

SMH Capital Advisors, Inc., an investment advisory firm founded in 1997 (“SMHCA”), has been retained to act as the Sub-Advisor to the Funds under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor.  SMHCA also provides investment advisory services to high net worth individuals, pension and profit sharing plans and charitable organizations. SMHCA is a subsidiary of The Edelman Financial Group Inc. (“TEFG”), a financial service holding company with principal office in Houston, Texas and Fairfax, Virginia, and an indirect wholly-owned subsidiary of Lee Summer LP., a holding company formed by equity investors led by Lee Equity Partners, LLC (“LEP”) and Ric Edelman. The Investment Adviser and the Trustees have chosen to engage SMHCA’s services as Sub-Adviser to the Fund in part because of SMHCA’s prior expertise and performance in advising other accounts similar in objective to that of the Funds.

As compensation for the sub-advisory services it provides to the Funds, the Advisor will pay SMHCA 50% of the net advisory fees earned by the Advisor from each Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Funds. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. For the previous three fiscal years, SMHCA earned the following amounts in sub-advisory fees for its services to the High Income and TRI Funds:

	Fiscal Year Ended June 20, 2012	Fiscal Year Ended June 30, 2011	Fiscal Period Ended June 30, 2010
High Income Fund	$615,484	$490,458	$225,869
TRI Fund	$334,699	$269,006	$9,696

Sub-Investment Advisor – GOI Fund

Groesbeck Investment Management Corp. (“GIM”), an investment advisory firm founded in 1993, has been retained to act as the Sub-Adviser to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor.  GIM is controlled by Robert Groesbeck, GIM’s President and Chief Compliance Officer.  GIM also provides investment advisory services to high net worth individuals, pension and profit sharing plans and charitable organizations. The Investment Adviser and the Trustees have chosen to engage GIM as Sub-Advisor to the Fund in part because of GIM’s prior expertise and performance in advising other accounts similar in objective to that of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Investment Adviser will pay GIM 50% of the net advisory fees earned by the Investment Adviser from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Adviser by the Investment Adviser will be paid from the Investment Adviser’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. The Sub-Adviser has agreed to pay 100% of the start-up costs of the Fund, which it expects to recoup through sub-advisory fees received. For the fiscal periods ended June 30, 2011 and June 30, 2012, GIM earned $7,038 and $30,045, respectively, in sub-advisory fees for its services to the GOI Fund.

Sub-Investment Advisor – Global TRI Fund and Global Appreciation Fund

Managed Asset Portfolios, LLC (“MAP”)., an investment advisory firm founded in 2000, has been retained to act as the Sub-Advisor to the Funds under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor.  MAP is controlled by Michael Dzialo, MAP’s President and Managing Member.  MAP also provides investment advisory services to high net worth individuals, pension and profit sharing plans and charitable organizations. The Investment Adviser and the Trustees have chosen to engage MAP’s services as Sub-Adviser to the Funds in part because of MAP’s prior expertise and performance in advising other accounts similar in objective to that of the Funds.

As compensation for the sub-advisory services it provides to the Funds, the Advisor will pay MAP 50% of the net advisory fees earned by the Advisor from each Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Funds. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. For the fiscal period ended June 30, 2012, MAP earned the following amounts in sub-advisory fees for its services to the Global TRI and Global Appreciation Funds:

Fiscal Year Ended June 30, 2012
Global TRI Fund	$1,205
Global Appreciation Fund	$121

Sub-Investment Advisor – Tactical Allocation Fund

Lyons Wealth Management LLC (“Lyons”), an investment advisory firm founded in 2009, has been retained to act as the Sub-Advisor to the Tactical Allocation Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor.  Lyons is controlled by Mark Cosgrove.  Lyons also provides investment advisory services to high net worth individuals and associated trusts, estates, pension and profit sharing plans. The Adviser and the Trustees have chosen to engage Lyons’ services as Sub-Adviser to the Tactical Alloation Fund in part because of Lyons’ prior expertise and performance in advising other accounts similar in objective to that of the Fund.

As compensation for the sub-advisory services it provides to the Tactical Allocation Fund, the Advisor will pay Lyons 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. Since the Tactical Allocation was not in operations during the fiscal year ended June 30, 2012, the Sub-Advisor did not earn any sub-advisory fees.

Sub-Investment Advisor – Core Equity Fund

Cookson, Peirce & Co., Inc., an investment advisory firm founded in 1984 (“CP” or the “Sub-Advisor”), has been retained to act as the Sub-Advisor to the Core Equity Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. Over the last 20 years, the Sub-Advisor has managed the assets of some of the country’s most prominent families and institutions.  As of September 30, 2012, the Sub-Advisor had approximately $455 million in assets under management. The Investment Adviser and the Trustees have chosen to engage CP’s services as Sub-Adviser to the Core Equity Fund in part because of CP’s prior expertise and performance in advising other accounts similar in objective to that of the Fund.

As compensation for the sub-advisory services it provides to the Core Equity Fund, the Advisor will pay the Sub-Advisor a minimum of 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Core Equity Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Core Equity Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. For the fiscal period ended June 30, 2012, CP earned $52,857 in sub-advisory fees for its services to the Core Equity Fund.

Portfolio Managers –Value Fund, Strategic Insider Fund, Large Cap Value Fund and Insider Long/Short Fund

David Miller is the senior portfolio manager responsible for the day-to-day management of the Catalyst Value Fund, Strategic Insider Fund, Large Cap Value Fund and Insider Long/Short Fund.  Jerry Szilagyi is co-portfolio manager for the Strategic Insider Fund. Messrs. Miller and Szilagyi's compensation from the Fund’s advisor is based on a percentage of the overall profits of the advisor.  They are also entitled to a portion of the proceeds if the advisor sells all or a portion of the advisor's business.  They also participate in a pension plan.

Portfolio Manager – Event Arbitrage Fund

Paul Rosenberg is the portfolio manager responsible for the day-to-day management of the Event Arbitrage Fund. Mr. Rosenberg’s compensation is based on a percentage of the net profits received the by the Advisor for its services under the Event Arbitrage Fund’s Management Agreement. He does not receive bonuses or participate in a pension plan.

Portfolio Managers - High Income Fund and TRI Fund

Subject to the oversight and approval of the Advisor, Mr. Dwayne Moyers, Mr. Morgan Neff and Mr. Daniel Rudnitsky, as portfolio managers, have sole responsibility for the day-to-day management of the portfolio of the Funds. Messrs. Moyers, Neff and Rudnitsky’s compensation is based on a salary plus a bonus based on the overall profits of SMHCA. They are also contractually entitled to a portion of the proceeds if the advisor sells all or a portion of the advisor's business.

Portfolio Managers – GOI Fund

Subject to the oversight and approval of the Advisor, Mr. Robert Groesbeck and Mr. Robert Dainesi, as portfolio managers, have primary responsibility for the day-to-day management of the portfolio of the Fund.  Messrs. Groesbeck and Dainesi’s compensation is based on a salary plus a bonus based on the overall profits of GIM. Messrs. Groesbeck and Dainesi are also owners of GIM and therefore benefit for any increase in value of the firm.

Portfolio Managers – Global TRI Fund and Global Capital Appreciation Fund

Subject to the oversight and approval of the Advisor, Mr. Michael Dzialo, Mr. Peter Swan and Karen Culver, as portfolio managers, have primary responsibility for the day-to-day management of the portfolio of the Funds. Mr. Dzialo’s compensation is based on a salary plus the overall profits of MAP. He is also the majority owner of MAP and therefore benefits from any increase in value of the firm. Mr. Swan’s compensation is based on a salary plus a percentage of the profits from MAP’s mutual fund business. He also holds an ownership stake in the firm and therefore benefits proportionately from any increase in the value of the firm. Ms. Culver’s compensation is based on a salary plus a percentage of the profits from MPA’s mutual fund business. She also holds an ownership stake in the firm and therefore benefits proportionately from any increase in the value of the firm.

Portfolio Manager – Tactical Allocation Fund

Subject to the oversight and approval of the Advisor, Mr. Louis A. Stevens, as portfolio manager, has primary responsibility for the day-to-day management of the portfolio of the Fund.  Mr. Stevens’ compensation is based on a salary plus a bonus based on the overall profits of Lyons.

Portfolio Managers – Core Equity Fund

Bruce W. Miller and Cory S. Krebs are the  portfolio managers responsible for the day-to-day management of the Core Equity Fund. Messrs. Miller and Krebs’ compensation from the Funds’ sub-advisor is based on a fixed salary plus bonus based on the overall profits of the Sub-Advisor.  They are also entitled to a portion of the proceeds if the sub-advisor sells all or a portion of the advisor's business.  They also participate in a 401(k) retirement plan.

As of June  30, 2012, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by David Miller, Jerry Szilagyi, Paul Rosenberg, Dwayne Moyers, Morgan Neff, Daniel Rudnitsky, Robert Groesbeck, Robert Dainesi, Michael Dzialo, Peter Swan, Karen Culver, Bruce W. Miller and Cory S. Krebs are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
David Miller	4	$62	0	$0	0	$0
Jerry Szilagyi	1	$4	0	$0	0	$0
Paul Rosenberg	0	$0	1	$18	0	$0
Dwayne Moyers	3	$277 million	2	$12 million	1429	$1.4 billion
Morgan Neff	3	$277 million	2	$12 million	1429	$1.4 billion
Daniel Rudnitsky*	3	$274 million	2	$12 million	1429	$1.3 billion
Robert Groesbeck	1	$13	0	$0	238	$238
Robert Dainesi	1	$13	0	$0	238	$238
Michael Dzialo	2	$12.2	1	$12.7	804	$241.2
Peter Swan	2	$12.2	0	$0	804	$241.2
Karen Culver	2	$12.2	1	$12.7	804	$241.2
Louis A. Stevens	0	$0	1	$1.7	24	$10.1
Bruce W. Miller	1	$20	0	$0	498	$435
Cory S. Krebs	1	$20	0	$0	498	$435

* Effective October 31, 2012, Daniel Rudnitsky became a Portfolio Manager of the High Income and TRI Funds. The information provided is as of October 31, 2012.

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

The following table shows the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of June 30, 2012.

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
David Miller	Value Fund	$1-$10,000
David Miller	Strategic Insider Fund	$100,001-$500,000
David Miller	Large Cap Value Fund	$100,001-$500,000
David Miller	Insider Long/Short Fund	$100,001-$500,000
Jerry Szilagyi	Strategic Insider Fund	$100,001-$500,000
Dwayne Moyers	High Income Fund	$0
Dwayne Moyers	TRI Fund	$0
Morgan Neff	High Income Fund	$0
Morgan Neff	TRI Fund	$0
Daniel Rudnitsky*	High Income Fund	$0
Daniel Rudnitsky*	TRI Fund	$0
Robert Groesbeck	GOI Fund	$500,001 - $1,000,000
Robert Dainesi	GOI Fund	$100,001-$500,000
Michael Dzialo	Global TRI Fund	$50,000-$100,000
Michael Dzialo	Global Capital Appreciation Fund	$5,000 - $10,000
Peter Swan	Global TRI Fund	$0
Peter Swan	Global Capital Appreciation Fund	$50,000 - $100,000
Karen Culver	Global TRI Fund	$0
Karen Culver	Global Capital Appreciation Fund	$0
Bruce W. Miller	Core Equity Fund	$50,000-$100,000
Cory S. Krebs	Core Equity Fund	$10,000-$50,000

* Effective October 31, 2012, Daniel Rudnitsky became a Portfolio Manager of the High Income and TRI Funds. The information provided is as of October 31, 2012.

Since the Event Arbitrage Fund and the Tactical Allocation Fund had not yet commenced operations as of June 30, 2012, the portfolio managers do not beneficially own any shares of the Funds.

Potential Conflicts of Interest – Advisor and Sub-Advisors

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the advisor or sub-advisors determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where an advisor or sub-advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each advisor, sub-advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

Catalyst Capital Advisors, SMH Capital Advisors, Inc., Groesbeck Investment Management Corp., Managed Asset Portfolios, LLC, Lyons Wealth Management LLC, Cookson, Peirce & Co., Inc., Northern Lights Distributors, LLC and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Funds, subject to the restrictions of the code.  The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Effective April 30, 2012, Gemini Fund Services, LLC (“GFS”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on April 30, 2012 and will remain in effect for an initial term of three years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of  periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For these services, each of the Funds pay GFS an annual asset-based fee of 0.13% of net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses. The Funds paid the following amounts for the period April 30, 2012 to June 30, 2012:

Value Fund	$6,755
Strategic Insider Fund	$4,144
Large Cap Value Fund	$3,197
Insider Long/Short Fund	$1,057
High Income Fund	$23,792
TRI Fund	$12,629
GOI Fund	$4,470
Global TRI	$3,719
Global Appreciation Fund	$4,181
Core Equity Fund	$5,187

Since the Event Arbitrage and Tactical Allocation Funds had not yet commenced operations as of the fiscal year ended June 30, 2012, GFS did not earn any fees.

Prior to April 30, 2012, Matrix 360 Administration, LLC (“MFS” or the “Transfer Agent” or “Administrator”) provided the Funds with transfer agent, accounting, compliance and administrative services.  MFS is located at 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090.  MFS maintained the records of the shareholder's account, answered shareholders' inquiries concerning their accounts, processed purchases and redemptions of the Funds’ shares, acted as dividend and distribution disbursing agent and performed other transfer agent and shareholder service functions.  In addition, MFS provided the Funds with fund accounting services, which included certain monthly reports, record-keeping and other management-related services and administrative services.  For these services, the Funds paid MFS the greater of $9,000 per year or an annual asset-based fee of 0.15% of net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses. Until March 15, 2012, MFS also provided the Funds with the services of a Chief Compliance Officer. For these compliance services, the Fund paid MFS $7,000 annually.

The Funds paid the following amounts to MFS for its services during the periods indicated:

	Fiscal Year Ended June 30, 2010	Fiscal Year Ended June 30, 2011	Period July 1, 2012 to April 27, 2012
Value Fund	$59,951	$121,323	$102,103
Strategic Insider Fund	N/A	$10,291	$17,494
Large Cap Value Fund	N/A	n/a	$15,917
High Income Fund	$76,980	$134,358	$132,620
TRI Fund	$16,878	$82,061	$91,118
GOI Fund	$5,832	$16,369	$22,207
Global TRI	N/A	N/A	$15,849
Global Appreciation Fund	N/A	N/A	$15,855
Core Equity Fund	N/A	N/A	$13,585

The Insider Long/Short,  Event Arbitrage and Tactical Allocation Funds were not in operations during the periods indicated in the table above.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”) dated January 26, 2012, MFund provides the Funds with various management and administrative services.  The Funds currently do not  pay MFund for these services. Between March 15, 2012 and July 26, 2012, MFund provided Chief Compliance Officer services to the Funds. For these services, the Funds paid MFund $10,000 annually for the first fund in the Catalyst Family of Funds and $5,000 for each additional fund. For the period March 15, 2012 to June 30, 2012, the Funds paid MFund the following fees for its Chief Compliance Officer services:

Value Fund	$1,597
Strategic Insider Fund	$1,597
Large Cap Value Fund	$1,597
Insider Long/Short Fund	$909
High Income Fund	$1,597
TRI Fund	$1,597
GOI Fund	$1,597
Global TRI	$1,597
Global Appreciation Fund	$1,597
Core Equity Fund	$1,597

The Event Arbitrage and Tactical Allocation Funds had not yet commenced operations as of June 30, 2012 and, therefore, the Funds did not pay any fees to MFund Services.

From December 10, 2010 to January 26, 2012, Abbington Capital Group LLC (“Abbington”) provided the Funds with the management and administrative services currently provided by MFund. The Funds did not pay Abbington for these services.  Jerry Szilagyi is the controlling member of MFund, Abbington, the Advisor, and a Trustee of the Trust.

COMPLIANCE SERVICES

The Trust contracted with CCO Compliance Services, LLC (“CCO3") to provide Debra Brown as Chief Compliance Officer of the Trust for a two year period beginning July 25, 2012. CCO3, an affiliate of SEC Compliance Consultants, Inc, provides independent Chief Compliance Officers for mutual fund boards of directors.

For the period ended June 30, 2012, the Funds did not pay any fees to CCO3.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Funds.  The custodian has custody of all securities and cash of a Fund.  The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103.  Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds.  BBD, LLP will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust and the independent Trustees.

DISTRIBUTOR

Effective April 1, 2012, Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

Prior to April 1, 2012 Matrix Capital Group, Inc., 420 Lexington Ave., 6th floor, New York, N.Y., 10017, (the “Matrix Capital”) served as the distributor of the Funds’ shares.

12b-1 Plans

The Funds have adopted plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing.  Under each Funds’ Plan related to the Class A Shares, the Funds incur an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”).  Under each Funds’ Plan related to the Class C Shares, the Funds incur an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fee”).  Brokers receive a 1% commission from the Fund for the sale of Class C shares.  The Advisor reimburses the Fund for this expense, and recoups the expense during the first year as it receives 12b-1 payments.

Each 12b-1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust's Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”).  Each Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of the Fund.  Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund.  Other material amendments to a Funds’ Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees.  The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in one or more of the Funds may receive payments from 12b-1 Fees.  A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer.  Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer.  From time to time, the Advisor or  Sub-Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund.  Such compensation provided by the Advisor or Sub-Advisor may include financial assistance to dealers that enable the Advisor or Sub-Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events.  Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA.  The Advisor or Sub-Advisor make payments for events they deem appropriate, subject to applicable law.  These payments may vary depending upon the nature of the event.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the year ended June 30, 2012.

Fund	Class A Shares	Class C Shares
Value Fund	$156,544	$130,964
Strategic Insider Fund	$10,190	$2,433
Large Cap Value	$912	$14
Insider Long/Short Fund	$196	$10
High Income Fund	$240,638	$279,153
TRI Fund	$95,234	$286,815
GOI Fund	$21,223	$2,282
Global TRI Fund	$7,104	$6,589
Global Capital Appreciation Fund	$5,716	$4,226
Core Equity Fund	$25,112	$137

The table below states the principal types of activities for which each Fund made payments under the distribution plan for the year ended June 30, 2012.

Fund	Advertising & Sales Literature	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker Dealers	Compensation to the Advisor for other distribution related expenses	Interest, Carrying or other Financial Charges	Other- Accrued and Unpaid Expenses
Value Class A				$88,235	$46,779	-	$15,010
Class C				$102,464	-	$32,301	$2,219
Class I				-	-	-	-
Strategic Insider Class A				$3,922	$1,711	-	$4,557
Class C				$582	-	$1,728	$123
Large Cap Value Fund Class A				$21	$421	-	$471
Class C				-	-	$6	$7
Insider Long/Short Class A				-	-	-	$196
Class C				-	-	-	$10
High Income Class A				$144,362	$49,210	-	$47,065
Class C				$176,886	-	$98,415	$3,853
TRI Class A				$46,218	$46,915	-	$2,101
Class C				$144,404	-	$139,182	$3,229
GOI Class A				$5,960	$2,552	-	$12,111
Class C				$706	-	$777	$799
Class I				-	-	-	-
Global TRI Class A				$2,556	$607	-	$3,941
Class C				$589	-	$4,257	$1,743
Global Capital Appreciation Class A				$1,681	$588	-	$3,447
Class C				$117	-	$3,513	$596
Core Equity Class A				$6,707	-		$18,405
Class C				$94		-	$43

Since the Event Arbitration and Tactical Allocation Funds had not yet commenced operations as of June 30, 2012, the funds paid no distribution plan fees.

Matrix Capital, the former distributor of the Funds, received the following commissions and other compensation during the period July 1, 2011 to March 30, 2012.

	Net Underwriting	Compensation
	Discounts and	on Redemptions	Brokerage	Other
	Commissions	and Repurchases	Commissions	Compensation
Value Fund	$22,789		$78,677
Strategic Insider Fund	$1,959		$12,328
Large Cap Value Fund
Insider Long/Short Fund
High Income Fund	$54,732		$359,283
TRI Fund	$24,973		$99,479
GOI Fund	$4,577		$30,414
Global TRI Fund	$10,642		$70,325
Global Capital Appreciation Fund	$6,517		$44,935
Core Equity Fund			$474

The Distributor for the Funds received the following commissions and other compensation during the period April 1, 2012 to June 30, 2012.

	Net Underwriting	Compensation
	Discounts and	on Redemptions	Brokerage	Other
	Commissions	and Repurchases	Commissions	Compensation
Value Fund	$2,068		$8,057
Strategic Insider Fund	$1,859		$11,915
Large Cap Value Fund			$51
Insider Long/Short Fund	$336		$2,425
High Income Fund	$18,868		$116,757
TRI Fund	$7,562		$50,513
GOI Fund	$4,873		$31,918
Global TRI Fund	$2,145		$13,568
Global Capital Appreciation Fund	$2,809		$19,172
Core Equity Fund	$336		$60

Since the Event Arbitrage and Tactical Allocation Funds had not yet commenced operations as of June 30, 2012, the funds paid no commissions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the respective Fund’s Advisor or Sub-Advisor, as follows:

Fund	Responsible Party
Value	Catalyst Capital Advisors LLC
Strategic Insider	Catalyst Capital Advisors LLC
Large Cap	Catalyst Capital Advisors LLC
Insider Long/Short	Catalyst Capital Advisors LLC
Event Arbitrage	Catalyst Capital Advisors LLC
High Income	SMHCA
TRI	SMHCA
GOI	GIM
Global TRI	MAP
Global Appreciation	MAP
Tactical Allocation	Catalyst Capital Advisors LLC
Core Equity	CP

The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures.  In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders.  In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.  Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees.  A copy of the proxy voting policies are attached hereto as Appendix B, Appendix C, Appendix D and Appendix E.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228 or on the SEC's Internet site at www.sec.gov.  In addition, a copy of the Funds' proxy voting policies and procedures is also available by calling 1-866-447-4228 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Funds’ response to market conditions.  The portfolio turnover rate of the Funds for the fiscal periods ended June 30 were as follows:

Fund	2012	2011	2010
Value	61%	123%	158%
Strategic Insider	196%	46%	N/A
Large Cap	73%	N/A	N/A
Insider Long/Short	0%	N/A	N/A
High Income	33%	58%	58%
TRI	39%	60%	46%
GOI	26%	25%	11%
Global TRI	39%	N/A	N/A
Global Appreciation	25%	N/A	N/A
Core Equity	74%	N/A	N/A

Since the Event Arbitrage and Tactical Allocation Fund had not commenced operations as of the end of the Trust's last fiscal year, they do not have any annual portfolio turnover data to report.  Such information will be provided in future filings.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and Sub-Advisors attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor or Sub-Advisors, be reasonable in relation to the value of the brokerage services provided, under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor or Sub-Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor or Sub-Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor or Sub-Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s or Sub-Advisor’s overall responsibilities to the Funds and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor or Sub-Advisor and not solely or necessarily for the benefit of the Funds. The Advisor's or Sub-Advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor or Sub-Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Advisor or Sub-Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor’s receipt of brokerage and research services.  To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor or Sub-Advisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor or Sub-Advisor in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor or Sub-Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor or Sub-Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor or Sub-Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Each Fund has no obligation to deal with any broker or dealer in the execution of its transactions.  However, it is anticipated that each Fund may place substantially all or a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor or the Distributor. As the level of option writing or stock trading increases, the level of commissions paid by each Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.  This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities.  Therefore, the Distributor will not serve as a Fund’s dealer in connection with over-the-counter transactions.

The Funds will not effect any brokerage transactions in its portfolio securities with the Distributor, if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services.  The Management Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Funds.  In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund.  The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Funds.  While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, Sub-Advisor, the Distributor or their affiliates.

The Funds paid the following amounts in commissions (including amounts paid to Matrix Capital Group) on the purchase and sale of securities for fiscal periods ended June 30. No commissions were paid to the Distributor.

Fund	2012	2011	2010
Value	$195,344 ($37,860 paid to Matrix)	$260,634 ($119,098 paid to Matrix)	$217,302 ($216,517 paid to Matrix)
Strategic Insider	$17,191 ($1,362 paid to Matrix)	$6,311 ($0 paid to Matrix)	N/A
Large Cap	$309 ($0 paid to Matrix)	N/A	N/A
Insider Long/Short	$1,734 ($0 paid to Matrix)	N/A	N/A
High Income	$0	$0	$0
TRI	$25,468 ($0 paid to Matrix)	$52,797 ($0 paid to Matrix)	$3,929 ($70 paid to Matrix)
GOI	$3,800 ($3,301 paid to Matrix)	$3,585 ($3,585 paid to Matrix)	$4,185 ($4,185 paid to Matrix)
Global TRI	$55,872 ($0 paid to Matrix)	N/A	N/A
Global Appreciation	$74,563 ($0 paid to Matrix)	N/A	N/A
Core Equity	$7,858 ($0 paid to Matrix)	N/A	N/A

Since the Event Arbitrage and Tactical Allocation Funds had not yet commenced operations as of June 30, 2012, the funds paid no commissions.

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s Distributor or from the Distributor directly.  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds.  The example assumes a purchase on June 30, 2012, of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Fund	Net Asset Value per Share	Per Share Sales Charge*	Per Share Offering Price to Public	Shares Outstanding (June 30, 2012)
Value	$11.05	$0.67	$11.72	4,080,139
Strategic Insider	$9.68	$0.59	$10.27	350,996
Large Cap Value	$10.42	$0.64	$11.06	40,480
Insider Long/Short	$10.15	$0.62	$10.77	101,149
Event Arbitrage	$10.00	$0.61	$10.61	0
High Income	$6.48	$0.32	$6.80	15,519,445
TRI	$5.59	$0.34	$5.93	6,077,851
GOI	$11.77	$0.72	$12.49	904,005
Global TRI	$10.14	$0.62	$10.76	485,679
Global Appreciation	$10.02	$0.61	$10.63	445,902
Tactical Allocation	$10.00	$0.61	$10.61	0
Core Equity Fund	$10.68	$0.65	$11.33	1,922,140

*Per Share Sales Charge - 5.75% of public offering price (6.10% of net asset value per share) for Value, Strategic Insider, Large Cap Value, Insider Long/Short, Event Arbitrage, TRI, GOI, Global TRI, Global Appreciation, Tactical Allocation and Core Equity Funds  and 4.75% of public offering price (4.99% of net asset value per share) for High Income Fund. Prior to October 31, 2009, the maximum sales charge for the High Income Fund and the TRI Fund was 4.25%.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor.  Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor.  These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund.  Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor.  Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares.  It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price).  Reference should be made to the wire order to ensure proper settlement of the trade.  Payment for redemptions of shares purchased by telephone should be processed within three business days.  Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

REDUCTION OF UP-FRONT SALES CHARGE ON CLASS A SHARES

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent.  After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent.  If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased.  When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted.  If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed.  In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price.  If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all of the Funds to reach a breakpoint discount.  This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply).  The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)

Investor's current purchase of Class A shares in the Fund; and

(b)

The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A SHARES

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge.  The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

EXCHANGE PRIVILEGE

As described in the Funds’ Prospectus under “How To Redeem Shares—Exchange Privilege,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares at net asset value.  The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made.  A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange.  For further information on how to exercise the exchange privilege, contact the Transfer Agent.

NET ASSET VALUE

For each Fund, net asset value ("NAV") per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.  All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities.  These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range.  The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

Each Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates.  If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders.  It is not likely that the Funds will be able to do so.  For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any.  No deduction for foreign taxes may be claimed by individuals who do not itemize deductions.  In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income.  Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.”    In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax.  The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S. investor. Under 2004 Tax Act, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor.  These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning after December 31, 2004 and ending before January 1, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent’s death that would be exempt if held directly by the non-U.S. investor.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

FINANCIAL STATEMENTS

The financial statements of the Catalyst Value Fund, the Catalyst Strategic Insider Fund, Catalyst Insider Long/Short Fund, the Catalyst/SMH High Income Fund, the Catalyst/SMH Total Return Income Fund, Groesbeck/Growth of Income Fund, Catalyst/MAP Total Return Income Fund, Catalyst/MAP Global Appreciation Fund, Catalyst/CP Core Equity Fund and the independent registered public accounting firm’s report appearing in the Annual Report for the fiscal year ended June 30, 2012 are incorporated herein by reference. You can obtain the Annual and Semi-Annual Reports without change by calling the Funds at 1-866-447-4228.

Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1.  Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations.  P-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A.  Issues assigned this highest rating are regarded as having the greatest capacity for timely payment.  Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.  A-1.  This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.  A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa.  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa.  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A.  Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa.  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class; B.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa.  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca.  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings; C.  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA.  Debt rated AAA has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong; AA.  Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A.  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C.  Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB.  Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B.  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC.  Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC.  The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C.  The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI.  The rating CI is reserved for income bonds on which no interest is being paid; D.  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Appendix B

CATALYST CAPITAL ADVISORS LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Catalyst Capital Advisors LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to  make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management.  Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-447-4228. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Appendix C

SMH CAPITAL ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policies

Under normal circumstances, a client is responsible for voting proxies for securities held for a client account.  Under normal circumstances, if a client does not vote the proxies then SMH Capital Advisors may exercise its right to vote the securities if allowed by the advisory agreement.  If SMHCA votes the securities, the SMHCA will consider only those factors that relate to a client investment, including how the vote will economically impact and affect the value of the client’s investment.

Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interest of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect.  In voting on each and every issue, SMHCA and its employees will vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

In the event that a proxy involves a tender offer for the company consent to a change in bond indenture covenants, votes to restructure debt obligations of the company, or a tender offer for bonds held, the SMHCA intends to exercise its right to vote unless specifically prohibited by client advisory agreement.

Proxy Voting Procedures

In the event that SMH Capital Advisors exercises its right to vote a proxy, all proxies and ballots will be logged in upon receipt and the materials will be forwarded to the appropriate parties.

Prior to voting, the investment adviser representative will verify that he or she has the authority to vote, and if so, will determine whether his or her voting is subject to guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).  The investment adviser representative will promptly vote proxies received in the manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefits plan, the plan’s trustee or other fiduciaries). The investment adviser representative will keep records on how he or she voted on each issue.  The proxy will then be filed in the proper client’s file and becomes a permanent part of the records of SMHCA.

Appendix D

GROESBECK INVESTMENT MANAGEMENT CORP.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policies

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Groesbeck Investment Management ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

• The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

• In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts.

Proxy Voting Guidelines

It is the policy of the firm to encourage our clients to vote their own proxies. In the event that a client directs in writing that we are to handle that responsibility, the following guidelines will apply.

• The portfolio manager will vote proxies in an informed, responsible and timely manner in the best interests of the client.

• The firm will keep adequate voting records, as well as any documents used in making voting decisions.

• If the portfolio manager has a material conflict of interest in a proxy issue, he/she will disclose such conflict to the client and request instruction from the client, clearly indicating the timeframe for a response. In the absence of client instruction, the portfolio manager may delegate the voting to an informed, neutral third party or may convene a committee to discuss and vote on the issue.

• When requested to do so in writing by the client, the firm will provide a record of proxy voting to the client for whom we perform that service.

• Written procedures have been developed to comply with this policy and will be reviewed and revised, if necessary, on a regular basis.

• Groesbeck Investment Management reserves the right to amend these policies and procedures at any time and may do so without prior notice to clients.

Proxy Voting Policies

In the absence of specific voting guidelines from a client, Groesbeck Investment Management will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client's investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Groesbeck Investment Management believes that voting in accordance with the following policies is in the best interests of its clients.

A. Specific Voting Policies

1. Routine Items:

• The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

• The Adviser will generally vote for the selection of independent auditors.

• The Adviser will generally vote for increases in or reclassification of common stock.

• The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

• The Adviser will generally vote for changes in the board of directors.

• The Adviser will generally vote for outside director compensation.

• The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management.

• The Adviser will generally vote for proposals that increase shareholder value.

• The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management.

• The Adviser will generally vote for proposals that maintain or increase the rights of shareholders.

2. Non-Routine and Conflict of Interest Items:

• The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

• The Adviser will generally vote against shareholder resolutions that consider non-financial impacts of mergers, corporate governance issues, or non-financial matters in general.

• The Adviser will generally vote against anti-greenmail provisions.

B. General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted. In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot. In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or

• any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

(ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

(iii) any other person for which a person described in clause (ii) acts in any such capacity;

• any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

• any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person.”)

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below. The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written request.

Consistent with SEC Rule 206(4)-6, as amended, the Adviser shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures, and (2) the process or procedures clients must follow to obtain information regarding how the Adviser voted with respect to assets held in their accounts. This information may be provided to clients through the Adviser’s Form ADV (Part II or Schedule H) disclosure or by separate notice to the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Proxy Voting Procedures

A. The assigned portfolio manager (the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the client's account and will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B. Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

C. Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor.

D. If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

• the proposal to be voted upon;

• the actual or potential conflict of interest involved;

• the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and

• if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the record-keeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

• convene a committee of its choosing to discuss and vote on the material issue. The committee shall consist of parties who have knowledge in proxy voting matters.

• cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

• abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

E. The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

F. In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

• A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

Appendix E

Managed Asset Portfolios, LLC

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policies

POLICY

Managed Asset Portfolios, LLC (the “Adviser”) acts as discretionary investment adviser to high net worth individuals and institutional accounts (“clients”).  Our policy is to exercise voting authority with respect to clients’ securities only if a client has authorized us to exercise such discretion pursuant to the client’s advisory contract or otherwise in writing.

Our policy is to vote proxies in the best interests of clients.  In pursuing this policy, we vote in a manner that is intended to maximize the value of client’s assets.  Our investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business.  Because we generally make investments in companies in which we have confidence in management, proxies generally are voted in accordance with management’s recommendation.  We may vote a proxy in a manner contrary to management’s recommendation if, in our judgment, the proposal would not enhance shareholder value.

The procedures and guidelines described below are intended to implement this proxy voting policy.

PROCEDURES

Michael Dzialo, President, is responsible for monitoring corporate actions and ensuring that (a) proxies are received and forwarded to the appropriate decision makers; and (b) proxies are voted in a timely manner upon receipt of voting instructions.  The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

Daniel Patterson, Client Relations Manager, shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (a) significant client relationships; (b) other potential material business relationships; and (c) material personal and family relationships.

Proxy voting decisions will be determined by the applicable portfolio manager for each account.  Issues not covered by these guidelines or any deviations from these guidelines must be discussed with and reviewed by two (2) portfolio managers, at least one of which must be the President.

The Adviser may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

VOTING GUIDELINES

The following guidelines will be used for each of the following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

•

Approval of auditors

•

Election of directors

•

Indemnification provisions for directors

•

Liability limitations of directors

•

Name changes

•

General updating/corrective amendment to charter

Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment.  We will review and vote on each issue in this category on a case-by-case basis.  As previously stated, voting decisions will be made based on the economic interest of our clients.  Non-routine matters include:

•

Mergers and acquisitions

•

Restructuring

•

Re-incorporation

•

Changes in capitalization

•

Increase in number of directors

•

Increase in preferred stock

•

Increase in common stock

•

Stock option plans

Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category include:

•

Poison pills

•

Golden parachutes

•

Greenmail

•

Supermajority voting

•

Dual class voting

•

Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters.  We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the Fund.  Shareholder matters include:

•

Annual election of directors

•

Anti-poison pill

•

Anti-greenmail

•

Confidential voting

•

Cumulative voting

CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•

A principal of the Adviser or any person involved in the proxy decision-making process who currently serves on the company’s Board.

•

An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process who currently serves as a director or executive officer of the company.

•

The company is a client of the Adviser (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive.  All employees of the Adviser are obligated to disclose any potential conflict to the Chief Compliance Officer.

If a material conflict is identified, proxies will be voted for that company in the following manner:

•

If our Voting Guidelines indicate a vote “For” or “Against” a specific issue, we will vote in accordance with such predetermined guidelines.

•

If the Guidelines do not cover an issue or indicate a “case-by-case” analysis, we will either seek the consent of applicable clients or the written recommendation of an independent third party.

RECORDKEEPING

Members of the Compliance department are responsible for maintaining the following records:

•

proxy voting policies and procedures;

•

proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

•

records of votes cast;

•

records of client requests for voting information; and

•

any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

DISCLOSURE

The Adviser will describe these Policies and Procedures in Part II of its Form ADV and indicate that these Policies and Procedures are available to clients upon request.  The Adviser will also advise clients in Part II of its Form ADV how a client may obtain information on how the Adviser voted with respect to that client’s securities.  The Adviser will send the initial summary of these Policies and Procedures and the other information described in this Section to existing clients by separate notice.

Appendix F

COOKSON, PEIRCE & Co., Inc.

PROXY VOTING POLICIES AND PROCEDURES

Objective

Cookson, Peirce & Co., Inc. (Advisor) recognizes that corporate governance and shareholder proposals can directly affect shareholder values. The purpose of this policy is to ensure that the

Advisor proxies for shares held in their mutual fund are voted in the best interest of the Advisor’s clients so as to maximize portfolio values over time.

Delegation

The Chief Investment Officer (CIO) has the responsibility for proxy voting and administration.

The CIO may delegate such responsibility to professional members of the investment staff who are qualified to analyze proxy issues and exercise prudence when discretion is required to vote proxies. The CIO or designees are responsible for insuring that they understand thoroughly the issues that arise in how proxies are voted. When appropriate, the CIO or the designee may consult with consultants or advisors.

Control

The CIO or the designee will vote proxies in a timely manner in accordance with this policy unless it is in the best interest of the Advisor’s clients to vote otherwise. The staff will maintain a record of votes on all proxy issues. If a proxy item on a substantial issue is voted for which no standard exists in this policy, a proxy exceptions report will be prepared and maintained in the proxy file. The exceptions report will document the reasons behind the vote and date of each corporate meeting at which the exception votes were cast. For the purposes of this policy, an issue is considered “substantial” when an outcome of the proposal could reasonably be expected or perceived to have a probable impact on the longtime value of the Advisor’s clients’ holdings in the company. The following items shall be maintained in a readily accessible record in the form of the proxy-voting file:

1. A record of all proxies voted during the preceding five years will be maintained in an easily accessible place, to include two years of records retained in the proxy-voting file onsite in the Advisor’s offices. The file will contain a copy of how a proxy was voted.

2. Any exceptions to the proxy policy will also be contained in this file.

3. A record of any proxies received but not voted due to special circumstances, including untimely receipt, re-registration, or blocking.

Use of Independent Service(s)

Use of an outside service(s) to administer and vote proxies in accordance with the Advisor’s proxy voting policy is authorized. The contract with such an agency will incorporate the Advisor’s proxy voting policy.

Specific Voting Standards

The following proxy issues are governed by a “For or Against” standard:

Corporate Governance Issues

•

Approve classified board

Against

•

Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote

For

•

Eliminate or Limit Shareholders’ Right to Call a Special Meeting

Against

•

Eliminate of Limit Shareholders’ Right to Act By Written Consent

Against

•

Adopt or Increase Super Majority Vote Requirement

Against

•

Allow Board to Consider Non-financial Effect of Merger

Against

•

Adopt Fair Price Provision

Against

Board of Directors Related Corporate Governance Issues

•

Restore or Provide for Cumulative Voting

For

•

Require Majority of Independent Directors on Board

For

•

Adopt Director Indemnification Provision

For

•

Adopt Director Liability Provision

For

•

Vote for Director(s) Missing 75% or More of Meetings

Against

Compensation Issues

•

Allow for Repricing or Exchange of Underwater Options

Against

Routine Corporate Administrative Issues

•

Ratification or Appointment of Auditors

For

Stock-related Corporate Governance Issues

•

Eliminate Pre-emptive Rights

For

General Voting Standards

Certain proxy issues involve complex business matters that require subjective decision-making.  These proxy issues will be voted on a case-by-case basis using the standards outlined below.  Other proxy issues not mentioned in this policy will be voted in the best interest of the Advisor’s clients.

Board of Directors-related Corporate Governance Issues

•

Election of Directors and Compensation of Corporate Boards & Committees

The Advisor will generally vote with management but will monitor the make up of corporate boards of directors, as well as the relative numbers of inside and independent directors serving on the audit, compensation, and nominating committees of such boards. If it is perceived that it is in the shareholders’ best interest to seek a greater number of independent directors on a board or its committees, the Advisor will vote in a manner to encourage an increase in the number of independent directors required on the board or committees.

•

Increase or Reduce Size of Board

The Advisor will generally vote for management proposals related to the size of boards given a reasonable explanation for the change.

Compensation Issues

•

All other compensation issues including stock options, stock purchase plans, bonus plans

The Advisor generally supports compensation packages which represent long-term incentives, are related to objective performance measures, and which reflect the requirements and best practices of the current marketplace. The Advisor generally supports integrated, competitive compensation packages, which are governed by objective, performance-based standards for setting executive compensation levels.

Restructurings

•

Mergers, Acquisitions, Restructurings, or Sale of Assets

Proposals to restructure, merge with, be acquired by, or sell significant assets, or acquire significant assets of other companies submitted for shareholder approval will be evaluated individually, using the assistance of the Advisor’s investment staff to determine whether the transaction is in the best interest of the Advisor’s clients.

•

Reincorporation

The Advisor’s proxies will be voted against proposals to reincorporate in a different jurisdiction if a reincorporation would likely result in a significant adverse effect on shareholder rights or values.  The Advisor’s proxies may be voted for proposals to reincorporate that would likely result in more effective and less costly corporate governance without significantly affecting shareholder rights or values.

Stock-related Corporate Governance Issues

•

Increase, decrease, amend, authorize common or preferred stock

The Advisor will support proposed changes in capital structure so long as the number of shares that would be authorized to be issued is reasonable in relation to the purposes for which the authorization is requested, a legitimate business purpose exists, and the proposal is not opposed to the best interest of the Advisor’s clients. As an example, it is often reasonable for a company to increase the number of authorized shares to implement a stock split, pay a stock dividend, raise new capital, effect a merger or acquisition, or make shares available for stock option plans. The Advisor will specifically not support shareholder proposals involving a) private issues of additional equity or equity type securities that would be issued as an anti-takeover measure, b) a change of control that is reasonably expected not to be in the best interest of the Advisor’s clients, c) excessive dilution of common shares providing no clear benefit to the company, d) any new issue or increase in previously issued blank check preferred stock (preferred stock with rights to be determined by the board at the time of issuance), or e) an increase in dual class shares.

•

Approved Common/Preferred Stock Issuance

a) Authorization of preferred stock

The Advisor will support a new class of preferred stock only if the issuance has a specific business purpose and only after evaluation of the rights and preferences of holders of the new preferred stock including any limitations on payments to the common shareholders. The Advisor proxies will not be voted in favor of issuing blank check preferred stock.

b) Authorization of common stock

The Advisor will vote proxies in favor of issuing new classes of common stock when there is a clearly specified rationale that promotes the interest of existing shareholders or at least not opposed to such interests. Because the creation of new classes of common stock may affect dividend, conversion, or other rights of existing shareholders, the proposal will be evaluated considering all relevant facts and circumstances.

c) Share repurchases

The Advisor will generally support share repurchase plans so long as they have a rationale that promotes long term interest of the shareholders.

d) Approve or reverse stock split

The Advisor will generally support stock split proposals so long as they have a rationale that promotes the long-term interest of existing shareholders.

Social/Political Issues

•

Social or political proposals

The Advisor’s proxy voting decisions may not be based on personal views concerning social or political issues. Cookson, Peirce & Co., Inc. may have or require consideration of such matters when the investment staff could reasonably believe that adoption or rejection of social or political proposals submitted to shareholders might be expected to have a significant adverse effect on the value of a portfolio security. The Advisor will generally support management recommendation on social or political shareholder proposals so long as they are not, in the reasonable opinion of the

CIO or the designee in light of all relevant circumstances, opposed to the best long-term interests of the company and do not diminish significantly the rights or prerogatives of shareholders. Because the duty of the Advisor is to obtain the highest investment return commensurate with acceptable levels of risk, social or political considerations should not take precedence over economic risk and return considerations.

Conflicts of Interest

Where a proxy proposal raises a material conflict between the Advisor’s interests and a client’s interest, including a mutual fund client, the Advisor will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Advisor has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Advisor has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that client’s account. The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by the Advisor will be addressed as described above.

Adopted: April 25, 2005